Dated October 17, 2013

Lazard Alternative Strategies 1099 Fund

Shares of Beneficial Interest

Lazard Alternative Strategies 1099 Fund (the “Fund”) is a recently formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Lazard Alternatives, LLC serves as the investment adviser of the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation. In pursuing its investment objective, the Fund will invest substantially all of its assets in hedge funds and other similar investment vehicles that are managed by a select group of portfolio managers (the “Portfolio Managers”) who invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

The Fund cannot guarantee that its investment objective will be achieved or that its investment program will be successful. (See “Risk Factors” on page 19.)

Lazard Asset Management Securities LLC (“LAM Securities”) acts as the distributor for the Fund, and serves in that capacity on a reasonable best efforts basis, subject to various conditions. There is no termination date for the offering of shares of beneficial interest (“Shares”) in the Fund, as the Fund expects to conduct a continuous offering. The Fund pays LAM Securities an ongoing quarterly distribution fee (the “Distribution Fee”) computed monthly at an annual rate of 0.05% of the Fund’s month-end net assets, as compensation for the sale and marketing of Shares. In addition to distributing the Fund, LAM Securities provides or arranges for the provision of certain investor and account maintenance services pursuant to the Distribution Agreement with the Fund. As compensation for these services, the Fund pays LAM Securities an ongoing quarterly service fee computed monthly at an annual rate of 0.25% of the Fund’s month-end net assets (the “Service Fee”). It is expected that LAM Securities will retain broker-dealers (collectively with LAM Securities, the “Selling Agents”) to assist in the distribution of Shares and that all or a significant portion of the Distribution Fee and the Service Fee will be paid to such third parties. The Fund does not bear any other costs associated with any such arrangements. (See “Purchases of Shares—Plan of Distribution” on page 47.) Shares will be sold only to investors qualifying as “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, as described in “Investor Suitability” on page 48.

This prospectus (the “Prospectus”) sets forth concisely the information about the Fund that a prospective investor should know before investing. You are advised to read this Prospectus carefully and to retain it for future reference. A statement of additional information (“SAI”) dated October 17, 2013, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI (the table of contents of which is on page 62 of this Prospectus), the Fund’s annual and semi-annual reports to shareholders of the Fund (“Shareholders”), when available, and other information about the Fund, and make Shareholder inquiries by calling (800) 823-6300. You also may obtain a copy of the SAI (and other information regarding the Fund), when available, from the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

INVESTING IN SHARES INVOLVES A HIGH DEGREE OF RISK. UNLIKE OPEN-END FUNDS, THE LIQUIDITY OF THE FUND’S SHARES IS LIMITED AND NOT GUARANTEED, AND SHAREHOLDERS MAY NOT BE ABLE TO SELL THEIR SHARES. SEE “RISK FACTORS” BEGINNING ON PAGE 19.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Lazard Asset Management Securities LLC

Distributor

(CONTINUED FROM COVER PAGE)

Total Offering Amount (1)	$100,000,000

Maximum Sales Load (2)	3.00%

Minimum Sales Load (2)	0.00%

Proceeds to the Fund Before Estimated Expenses (3)	$100,000,000

(1)

The minimum initial investment in the Fund is $25,000 and the minimum additional investment in the Fund is $10,000. However, dealers who distribute Shares or otherwise invest in Shares on behalf of their clients may impose higher minimum investment amounts.

(2)

Investors may be charged a sales load up to a maximum of 3.00% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “Purchases of Shares—Sales Charge” on page 48.) The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund.

(3)	The net proceeds to the Fund after payment of the estimated offering expenses of $176,655 are approximately $99,823,345.

SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

TO ALL INVESTORS

This prospectus (the “Prospectus”) does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should rely only on information contained in this Prospectus, the Fund’s statement of additional information and exhibits filed by the Fund, when available. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. Prospective investors should read this Prospectus carefully before investing and retain it for future reference.

PROSPECTUS SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of Lazard Alternative Strategies 1099 Fund (the “Fund”) and the terms of the offering, including the merits and risks involved in acquiring shares of beneficial interest (“Shares”) in the Fund. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the “Prospectus”). An investor should review the entire Prospectus and statement of additional information (“SAI”), available upon request, before making a decision to purchase Shares of the Fund.

The Fund

Lazard Alternative Strategies 1099 Fund (the “Fund”) is a recently formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The investment adviser is Lazard Alternatives, LLC (the “Adviser”), a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Investment Objective and Investment Program

The Fund’s investment objective is to achieve long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in hedge funds, joint ventures, investment companies and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”). The Adviser expects to invest the Fund’s assets predominately in Portfolio Funds that are organized outside of the U.S. However, the Adviser is not bound by any fixed criteria in allocating capital to Portfolio Funds or Portfolio Managers, and may invest the Fund’s assets in Portfolio Funds organized within the U.S. The Portfolio Managers may utilize a broad range of investment strategies, which are not generally managed against traditional investment indices.

The Adviser selects Portfolio Managers based on a number of factors, including, but not limited to, portfolio management experience, strategy style, historical performance, risk management processes, administrative capabilities and diversification among the Fund’s other investments. The Adviser believes that “alternative” investment approaches that represent a broad range of strategies, asset classes, regions, industry sectors and securities provide the potential to enhance return and reduce risk. The Adviser selects Portfolio Managers that pursue specialized investment strategies outside of traditional investment styles. These strategies are expected to include, but are not limited to, event driven, long/short, relative value and tactical trading. The Fund’s assets are generally allocated among approximately 15 to 35 Portfolio Managers, but the Adviser may deviate from these guidelines as it determines in its sole discretion.

Portfolio Managers generally invest in a broad range of marketable securities, although the Portfolio Funds in which the Fund will invest are not themselves marketable. Investments of the Portfolio Funds are expected to include, but may not be limited to, U.S. and non- U.S. equity and debt securities, commodities, money market instruments, non-U.S. currencies, options, futures contracts, forward contracts and other derivative instruments. The Fund may hold ancillary liquid assets in short-term investments, including money market funds, U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Potential Benefits of Investing in the Fund

By investing in the Fund, investors gain access to a group of Portfolio Managers whose services typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund provides investors the opportunity to participate in the investment programs of a professionally selected cross-section of Portfolio Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors. Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

Portfolio Fund Investment Practices. Portfolio Funds are not expected to be registered under the 1940 Act. Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and, in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager’s investment program and involve significant risks. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

Risk Factors

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund also has specific risks relating to the strategies and investments undertaken by the Portfolio Managers. The Portfolio Managers selected by the Adviser invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over the counter (“OTC”) derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program of the Fund or any Portfolio Manager will be successful, that the various Portfolio Managers selected will produce positive returns or that the Fund will achieve its investment objective.

As a non-diversified investment company, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any one issuer. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments were required to be made in the securities of a broad range of issuers. The Fund will not invest in the securities of any one Portfolio Fund if, at the time of purchase, more than 10% of the Fund’s net assets would be invested in that Portfolio Fund. The Fund may, however, hold more than 10% of its assets in a wholly-owned subsidiary formed to hold certain of the Fund’s investments.

Each Portfolio Manager generally will charge the Portfolio Fund an asset-based fee, and typically all of the Portfolio Managers will receive performance-based allocations or fees. The asset-based fees of the Portfolio Managers are generally expected to range from 1% to 3% of net assets and the performance-based allocations or fees of the Portfolio Managers are generally expected to range from 15% to 30% of net profits, but they could be higher. These fees are in addition to those charged by the Fund.

Shares will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Liquidity will be provided to the shareholders of the Fund (the “Shareholders”) only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering Shares for repurchase in connection with a repurchase offer made by the Fund will have those Shares repurchased in that repurchase offer. (See “Risk Factors” on page 19, “Tax Matters” on page 55 and “Repurchase Offers” on page 49.)

The Fund is a recently-formed entity and it has a limited operating history.

INVESTING IN A MULTI-MANAGER FUND, SUCH AS THE FUND, INVOLVES ADDITIONAL SPECIAL RISKS, INCLUDING THE FOLLOWING:

Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. These protections afforded by the 1940 Act include protections regarding the types of securities that may be owned, the types of trading strategies that may be employed and the amount of leverage that may be used.

Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

The Adviser may have little or no means of independently verifying information provided by Portfolio Managers, and thus may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

The Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Shares and the amounts Shareholders receive upon the repurchase of Shares. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers.

The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment returns.

Limitations on the Fund’s ability to withdraw its assets from Portfolio Funds may limit the Fund’s ability to repurchase Shares. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. The illiquidity of these interests in Portfolio Funds may adversely affect the Fund were it to have to sell interests at an inopportune time. Furthermore, because the primary source of funds to repurchase Shares will be withdrawals from Portfolio Funds, the application of lock-ups and other withdrawal limitations may significantly limit the Fund’s ability to repurchase its interests. Shares of the Fund have limitations on their liquidity and transferability. (See “Repurchase Offers — “No Right of Redemption” on page 49 and “— Transfers of Shares” on page 51”.).

Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a portion of the Fund’s assets on a managed account basis (a “Portfolio Account”)), will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund’s assets, the fee or allocation may be greater than if it were based solely on realized gains.

Borrowings

The Fund generally does not expect to engage in borrowing other than on a short-term or temporary basis and is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. Borrowing for investment purposes (a practice known as “leverage”) is a speculative practice that involves risks. It is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Fund would be a principal investment strategy of the Fund. Nevertheless, to the extent permitted by law, the Fund may borrow on a short-term basis (i.e., for repayment in less than 120 days) to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Shares and proceeds from any withdrawal of the Fund from a Portfolio Fund. It is expected that Portfolio Funds will use leverage and some may use substantial leverage. (See “Risk Factors” on page 19 and “Investment Program—Investment Policies and Restrictions” on page 18.)

Management of the Fund

The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. It has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund” on page 31.)

Lazard Alternatives and LAM

The investment adviser is Lazard Alternatives, LLC, a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The managing member of the Adviser is Lazard Asset Management LLC (“LAM”). With a truly global presence, LAM, together with its subsidiaries, offers its clients a multitude of asset management services and, as of June 30, 2013, invested approximately $147.3 billion in assets for institutions and individuals around the world. (See “Lazard Alternatives and Lazard Asset Management LLC” on page 37.)

The Fund has entered into an investment advisory and management agreement dated August 3, 2011 (the “Advisory Agreement”) under which the Adviser provides discretionary investment advice to the Fund and is responsible for providing day-to-day management services to the Fund. The Advisory Agreement shall be effective for two years, and may be continued in effect from year to year thereafter if the continuance is approved annually by the Board, including the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”). The

Board may terminate the Advisory Agreement on 60 days’ prior written notice to the Adviser. (See “Lazard Alternatives and Lazard Asset Management LLC” on page 37.)

Fees and Expenses

In consideration of services provided by the Adviser, the Fund pays the Adviser after the end of each calendar quarter a fee computed monthly at the rate of 0.125% (1.50% on an annualized basis) of the Fund’s month-end net assets (the “Advisory Fee”).

The Fund pays Lazard Asset Management Securities LLC (“LAM Securities”) an ongoing distribution fee (the “Distribution Fee”) after the end of each calendar quarter computed monthly at an annual rate of 0.05% of the month-end net assets of the Fund, as compensation for the sale and marketing of Shares. As compensation for providing or arranging for the provision of certain investor and account maintenance services, the Fund pays LAM Securities an ongoing quarterly service fee computed monthly at an annual rate of 0.25% of the Fund’s month-end net assets (the “Service Fee”). It is expected that LAM Securities will retain broker-dealers (collectively with LAM Securities, the “Selling Agents”) to assist in the distribution of Shares and that all or a significant portion of the Distribution Fee and the Service Fee will be paid to such third parties. The Fund does not bear any other costs associated with any such arrangements. (See “Purchases of Shares—Plan of Distribution” on page 47.)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.30% of the Fund’s average monthly net assets for the Fund’s first three years of operations. Additionally, subject to the consummation of the proposed reorganization of Lazard Alternative Strategies Fund, L.L.C. into the Fund, the Adviser has undertaken to extend the Expense Limitation Agreement for a period of two years following the closing of the Reorganization and to lower the expense limitation from 2.30% of average net assets to 2.26% of average net assets. Subject to satisfaction of various conditions, the Reorganization is expected to occur on or about December 31, 2013. (See “Fees and Expenses” on page 39.)

The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

The Bank of New York Mellon, through its Alternative Investment Services division (“BNYM-AIS”) (the “Administrator”) provides administration, accounting and investor services to the Fund, which are in addition to the services provided by the Adviser to the Fund, as described above. In consideration for these services, the Fund pays the Administrator a fee (the “Administration Fee”) based upon a percentage of the Fund’s net assets, plus reimbursement of certain out-of-pocket expenses.

Net Asset Valuation

The Fund sells Shares at their offering price, which is equal to the “net asset value” per Share. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year, (iii) the day preceding the date as of which any Shares are purchased, or (iv) any day as of which the Fund repurchases any

Net Asset Valuation

Shares. The Fund’s net asset value is the value of the Fund’s assets less its liabilities, and its net asset value per Share equals that net asset value divided by the number of then issued and outstanding Shares.

Conflicts of Interest

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (See “Potential Conflicts of Interest” on page 43.)

Purchases of Shares

An investor purchases Shares in the Fund. Shares are offered at their net asset value per Share, and each Share purchased represents an investor’s investment to the Fund in that amount. The minimum initial investment in Shares by an investor is $25,000 and subsequent investments must be at least $10,000. (See “Purchases of Shares” on page 46.)

However, various third parties who distribute Shares or otherwise invest in Shares on behalf of their clients may impose higher minimum investment amounts.

LAM Securities acts as the distributor for the Fund, and serves in that capacity on a reasonable best efforts basis, subject to various conditions. There is no termination date for the offering of Shares in the Fund, as the Fund expects to conduct a continuous offering. The Fund pays LAM Securities the Distribution Fee, which is payable quarterly and computed monthly at an annual rate of 0.05% of the month-end net assets of the Fund, as compensation for the sale and marketing of Shares. As compensation for certain investor and account maintenance services, the Fund pays LAM Securities an ongoing quarterly Service Fee computed monthly at an annual rate of 0.25% of the Fund’s month-end net assets. It is expected that LAM Securities will retain Selling Agents to assist in the distribution of Shares and that all or a significant portion of the Distribution Fee and the Service Fee will be paid to such third parties. The Fund does not bear any other costs associated with any such arrangements. (See “Purchases of Shares—Plan of Distribution” on page 47.)

Investors purchasing Shares may be charged a sales load of up to 3.0%, on a fully disclosed basis, of the amount transmitted in connection with their subscriptions for Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “Purchases of Shares—Sales Charge” on page 48.)

Investor Eligibility

Shares are being offered only to investors that represent that (i) if a natural person (including participants in individual retirement accounts), they have (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor’s primary residence and any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Shares, and including as a liability any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares), or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and have a reasonable expectation of reaching the same income level in the current year; or (ii) if an entity, including a corporation, foundation, endowment, partnership, or limited liability company or trust, they have total assets in excess of $5 million and they were not formed for the specific purpose of acquiring the securities offered (or each equity owner meets the accredited investor requirements for an individual). Please see “Investor Suitability—Eligible Investors” on page 48 for a further discussion of investor eligibility requirements.

A form of certification that each investor will be asked to sign is contained in Appendix A of this Prospectus. If an investor’s executed and completed certification is not received on or before the date Shares are to be issued, the investor’s order will not be accepted. The Board reserves the right to reject any purchase for Shares and the Board may, in its sole discretion, suspend purchases of Shares at any time.

Investor Suitability

An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in the Fund is suitable for your risk profile. (See “Investor Suitability” on page 48.)

The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, the Fund has no plans to list its Shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s Shares. Although the Fund intends to make quarterly offers to repurchase its Shares, there can be no assurance that the Fund will repurchase Shares that are tendered by a Shareholder in connection with any repurchase offer. A prospective investor should consider its liquidity needs before investing.

Repurchase Offers

No Shareholder will have the right to require the Fund to redeem its Shares. The Fund expects to make quarterly offers to repurchase outstanding Shares from Shareholders pursuant to written tenders by Shareholders at such times and on such terms and conditions as may be determined by the Board, in its sole discretion. In determining whether the Fund should repurchase Shares or portions thereof from Shareholders pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders on a quarterly basis as of March 31st, June 30th, September 30th and December 31st of each year. The Board will consider the following factors, among others, in making this determination: (i) whether any Shareholders have requested to tender Shares or portions thereof to the Fund; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares or portions thereof; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares or portions thereof. (See “Repurchase Offers—No Right of Redemption” on page 49 and “—Repurchases of Shares” on page 49.)

The Board has adopted a policy that, in the event the Fund does not make an offer to repurchase Shares within the two-year period following the commencement of the Fund’s operations or any two-year period thereafter, the Board will vote to dissolve the Fund.

Shares held by Shareholders may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Shareholder; or (ii) with the consent of the Board (which may be withheld in its sole discretion). Under certain circumstances, the Board has delegated to the Adviser authority to consent to transfers of Shares. The Board has also delegated to the Adviser authority to admit Shareholders. A Shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. (See “Repurchase Offers—Transfers of Shares” on page 51.)

ERISA

Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), may invest in the Fund. Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”)), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Shares would give rise to unrelated business taxable income to such tax-exempt U.S. investor. (See “Tax Matters” on page 55 and “ERISA Considerations” on page 53.)

Taxation

The Fund has elected to be classified as a corporation for Federal tax purposes and (i) has elected to be treated as, and (ii) intends to operate in a manner to qualify as, a “regulated investment company” under Subchapter M of the Code. As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Shareholders generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Shares normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Shares are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Shares if they do not borrow to make the investment. Certain requirements under Subchapter M and additional information regarding the Fund’s tax treatment are described in this prospectus. The Fund’s tax reporting to Shareholders is made on IRS Form 1099. (See “Tax Matters” on page 55.)

Reports to Shareholders

As soon as practicable after the end of each calendar year, the Fund furnishes to Shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to Shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term	The Fund’s term is perpetual, except that the Fund may be terminated as provided in the Agreement and Declaration of Trust of the Fund.

Fiscal Year and Taxable Year

For accounting purposes, the 12-month period ending March 31st of each year will be the fiscal year. For tax purposes, the 12-month period ending October 31 of each year will be the taxable year of the Fund.

Administrator

BNYM-AIS, located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s administrator and provides various administrative and accounting services necessary for the operations of the Fund.

Custodian

The Bank of New York Mellon serves as the primary custodian of the assets of the Fund (the “Custodian”) and may maintain custody of these assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements of Section 17(f) of the 1940 Act and related rules. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of the Custodian. The Custodian’s principal business address is One Wall Street, New York, New York 10286.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that Lazard Alternative Strategies 1099 Fund (the “Fund”) expects to incur and that the shareholders of the Fund (the “Shareholders”) can expect to bear.

Shareholder Transaction Expenses

Maximum Sales Load (as a percentage of offering price) (1)	3.00%

Annual Expenses (as a percentage of net assets attributable to common shares)
Advisory Fee	1.50%
Other Expenses (2)	1.60%
Acquired Fund Fees and Expenses (3)	6.95%
Total Annual Expenses (4)	10.05%
Less: Amount Paid or Absorbed Under Expense Limitation Agreement (4)	0.80%
Net Annual Expenses (4)	9.25%

(1)

In connection with initial and additional investments, investors may be charged a sales load of up to 3% of the amounts transmitted in connection with their purchases of Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “Purchases of Shares—Sales Charge” on page 48.)

(2)

Reflects an estimate of all expected ordinary operating expenses for the current fiscal year. “Other Expenses” include ordinary operating expenses of the Fund (including an Administration Fee, a Distribution Fee calculated at an annual rate of 0.05% and a Service Fee calculated at an annual rate of 0.25%, but not the Advisory Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year. “Other Expenses” do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under “Acquired Fund Fees and Expenses”). The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses vary. The amount of the Fund’s net assets used in calculating this percentage was based on net assets of approximately $50 million as of March 31, 2013. For a more complete description of the various fees and expenses of the Fund, see “Fees and Expenses” on page 39, “Lazard Alternatives and Lazard Asset Management LLC” on page 37 and “Purchases of Shares” on page 46.

(3)

Includes the fees and expenses of the Portfolio Funds in which the Fund intends to invest using the net proceeds of this offering. Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.00%-3.00% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocation that range between 15%-30% of its net capital appreciation (if any). Fees and expenses of Portfolio Funds are based on the Portfolio Funds’ historic fees and expenses. Future Portfolio Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.

(4)

Lazard Alternatives, LLC, the investment adviser of the Fund (the “Adviser”) and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.30% per annum of the Fund’s average monthly net assets for the Fund's first three years of operations. Additionally, subject to the consummation of the proposed reorganization of Lazard Alternative Strategies Fund, L.L.C. into the Fund, the Adviser has undertaken to extend the Expense Limitation Agreement for a period of two years following the closing of the Reorganization and to lower the expense limitation from 2.30% of average net assets to 2.26% of average net assets. Subject to satisfaction of various conditions, the Reorganization is expected to occur on or about December 31, 2013. (See “Fees and Expenses” on page 39.) Additionally, because “Net Annual Expenses” includes the fees and expenses of the Portfolio Funds (the “Acquired Fund Fees and Expenses”), it differs from the net expenses figure in the Financial Highlights table, which does not include such fees and expenses.

The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Lazard Alternatives and Lazard Asset Management LLC” on page 37, “Fees and Expenses” on page 39 and “Purchases of Shares” on page 46.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and a sales load of 3%:	$120	$330	$561	$1,248

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown in the example. For a more complete description of the various costs and expenses, see “Fees and Expenses” on page 39. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The information contained in the table below sets forth selected information derived from the financial statements contained in the Fund’s annual report for the periods ended March 31, 2013 and March 31, 2012 (the “Annual Reports”), which have been audited by Deloitte & Touche LLP (“Deloitte”). Deloitte’s reports, along with the Fund’s financial statements, are included in the Annual Reports. The Fund’s Reports have been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov, and are also available upon request by calling (800) 823-6300. The Fund’s financial statements for the fiscal year ended March 31, 2013 are included in the Fund’s Statement of Additional Information, dated October 17, 2013 (the “SAI”), which is available upon request from the Fund.

	For the Year Ended March 31, 2013		For the Period from November 1, 2011 (Commencement of Operations) to March 31, 2012
Per Share Operating Performance:
Net asset value at beginning of year/period		$101.62		$100.00

Income (loss) from investment operations:
Net investment loss (a)		(2.33)		(0.95)
Net realized and unrealized gain from investments		7.03		2.57

Total from investment operations		4.70		1.62
Less distributions from:
Net investment income		(5.11)		–

Net asset value at end of year/period		$101.21		$101.62

Ratios and Supplemental Data:
Total return		4.74%		1.62%

Portfolio turnover rate		32.50%		9.44%

Ratios to Average Net Assets:
Net investment loss		(2.30%)		(2.30%)

Expenses, before expense reimbursement		3.10%		5.33%
Expense reimbursement		(0.80%)		(3.03%)

Net expenses, after expense reimbursement		2.30%		2.30%

(a)	Based upon average shares outstanding.
(b)	Not annualized.
(c)	Annualized, except for organizational and offering costs.

THE FUND

Lazard Alternative Strategies 1099 Fund (the “Fund”) is a recently formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s principal office is located at 30 Rockefeller Plaza, New York, New York 10112-6300 and its telephone number is (212) 632-6000. The investment adviser is Lazard Alternatives, LLC (the “Adviser”), a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The managing member of the Adviser is Lazard Asset Management LLC (“LAM”). With a truly global presence, LAM, together with its subsidiaries, offers its clients a multitude of asset management services and, as of June 30, 2013, invested approximately $147.3 billion in assets for institutions and individuals around the world. (See “Lazard Alternatives and Lazard Asset Management LLC” on page 37). Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board of Trustees (the “Board”). (See “Management of the Fund—The Board of Trustees” on page 31.)

USE OF PROCEEDS; CASH EQUIVALENTS

The net proceeds of the offering of Shares (after payment of expenses) are expected to be invested in accordance with the investment objective and policies of the Fund as soon as practicable (and not to exceed a period of six months) after each monthly closing of such offering. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. At times when the Fund assumes a defensive position, it will not be pursuing its investment objective. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See “Risk Factors—Investment Related Risks—Money Market Instruments” on page 25.) The Portfolio Managers may also invest in such cash equivalents.

INVESTMENT PROGRAM

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation. The investment objective of the Fund may not be changed without a vote of a majority of the Fund’s outstanding voting securities. In pursuing its investment objective, the Fund will invest substantially all of its assets in hedge funds, joint ventures, investment companies and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”). The Adviser expects to invest the Fund’s assets predominately in Portfolio Funds that are organized outside of the U.S. However, the Adviser is not bound by any fixed criteria in allocating capital to Portfolio Funds or Portfolio Managers, and may invest the Fund’s assets in Portfolio Funds organized within the U.S. The Portfolio Managers may utilize a broad range of investment strategies, which are not generally managed against traditional investment indices. The Adviser believes that “alternative” investment approaches that represent a broad range of strategies, asset classes, regions, industry sectors and securities provide the potential to enhance return and reduce risk.

At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this diverse group, the Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

Investment Strategy

By broadening both the approach according to which its assets are invested and the types of instruments in which they are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made according to a single approach or with a focus on a single type of instrument such as equities, debt or commodities. The Adviser is not bound by any fixed criteria in allocating capital to Portfolio Managers. Portfolio Managers are given broad flexibility to take long or short positions in accordance with the market environment, employ leverage and use derivative instruments. The Fund considers allocating assets to Portfolio Managers and Portfolio Funds operating in all global markets. The Adviser expects to reallocate the Fund’s assets in response to changes in market values and Portfolio Manager performance. The Adviser aims to maintain a portfolio of investments that demonstrates a balance of strategies, markets, risks and types of money managers.

The strategy of the Fund and the strategies of the Portfolio Managers, even if implemented according to design, may not produce the performance results anticipated by the Adviser or the Portfolio Managers. Accordingly, there can be no assurance that the Fund’s investment objective will be attained.

The Fund has elected to be classified as an association taxable as a corporation for Federal tax purposes and (i) has elected to be treated as, and (ii) intends to operate in a manner to qualify as, a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund’s tax reporting to Shareholders will be made on IRS Form 1099, as opposed to Schedule K-1. Certain requirements under Subchapter M and additional information regarding the Fund’s tax treatment are described below in “Tax Matters” on page 55.

Identification of Strategies, Selection of Portfolio Managers and Allocation Procedure

Evaluation and Selection of Prospective Portfolio Managers and Strategies

The Adviser follows certain general guidelines in choosing the Portfolio Managers. While the Adviser attempts to apply such guidelines consistently, the guidelines involve the application of qualitative and quantitative criteria, and therefore the selection of the Portfolio Managers is a fundamentally subjective process. The use of the selection guidelines may be modified at the discretion of the Fund’s portfolio managers.

The selection guidelines are as follows:

Filtering Portfolio Manager Candidates. The objective of the filtering process is to identify a group of Portfolio Managers for further review by the Adviser. The Adviser uses a variety of information sources to identify prospective investments, including, but not limited to, industry contacts, databases, prime brokers, proprietary resources and LAM’s global research resources. These sources are expected to narrow down the investable universe from over 5,000 funds to a universe of less than 500 funds.

Interviews, Evaluations and Selection of Portfolio Managers. The Adviser will seek to obtain more detailed information about the Portfolio Managers in order to assess whether they are suitable for investment by the Fund and to reduce overall investment risk to the Fund. The Adviser generally conducts a number of interviews and other due diligence prior to making an investment. Where possible, the Adviser verifies the information collected with supplemental interviews and data collected from sources unrelated to the Portfolio Managers. During the due diligence process, the Adviser evaluates the following:

(i)	ability of the Portfolio Manager to generate returns within specific risk parameters;

(ii)	stability of the Portfolio Manager’s investment process and its ability to sustain returns;

(iii)	expertise of the Portfolio Manager’s firm and its employees;

(iv)	differentiating factors that give the Portfolio Manager an investment edge;

(v)	infrastructure of the firm from research to trading to operations;

(vi)	risk control procedures, both from a business and investment standpoint; and

(vii)	overall business organization.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser attempts to forecast the proposed Portfolio Manager’s potential for generating sustainable positive risk-adjusted returns under a wide variety of market conditions. This investment analysis exercise is an invaluable step in building a portfolio that meets the risk/return objectives set forth by the Adviser. In addition, in assessing whether a Portfolio Fund is a suitable investment for the Fund, the Adviser considers the terms of the Fund's investment in a Portfolio Fund, including the sales charges, advisory fees and performance fees or incentive allocations being charged by the Portfolio Fund, the amount of leverage being employed by the Portfolio Fund and the liquidity being offered by the Portfolio Fund.

Portfolio Construction. The Adviser seeks to construct a portfolio of Portfolio Funds that is broadly diversified across strategies, markets and types of securities. The Fund’s assets will generally be allocated among 15 to 35 Portfolio Managers, but the Adviser may deviate from these guidelines as it determines in its sole discretion. The Fund will not hold interests in a Portfolio Fund that would constitute 5% or more of the Portfolio Fund’s voting securities. This limitation on voting rights is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may potentially impose limits on transactions with the Portfolio Funds both by the Fund and other clients of the Adviser. There are, however, other statutory tests of affiliation (such as on the basis of control), and a Portfolio Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and a Portfolio Fund could potentially be subject to the prohibitions of Section 17 of the 1940 Act if an appropriate exemption were not available.

In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of a Portfolio Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically (and in most cases irrevocably) waives any voting rights it may hold subject to certain requirements. Other investment funds or accounts managed by the Adviser also may forego or waive voting rights in a particular Portfolio Fund. Determinations of whether the Fund will waive its voting rights are made by the Adviser as part of the investment process. The Board has delegated the Fund’s investment decisions to the Adviser. Prior to the Fund complying with the 5% limitation, the Adviser will make a determination whether forgoing the right to vote is consistent with its fiduciary duty as investment adviser to the Fund. When deciding to forego or waive voting rights, the Adviser considers only the interests of the Fund and not the interests of the Adviser or those of the Adviser’s other clients.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund will invest provide their Shareholders with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its Shareholders from investing in non-voting securities.

Monitoring of Portfolio Managers and Reallocation. The day-to-day management of the Fund’s allocations and investments has been delegated to the Adviser which, in its discretion, undertakes transactions on behalf of the Fund within the parameters set forth herein. The Adviser monitors Portfolio Managers through a combination of weekly and/or monthly net asset value updates, position reports and periodic phone calls and visits. The Adviser utilizes its proprietary software packages to analyze risk and perform stress and scenario analyses. The Adviser evaluates any changes in a Portfolio Manager’s investment strategy or organizational structure to seek to determine if such changes may lead to diminished returns for the Fund. The Adviser also relies on its experience to make qualitative assessments about the current risk conditions that each Portfolio Manager and the Fund may face.

The performance of each Portfolio Fund held by the Fund typically is compared with the Adviser’s expectations of such Portfolio Fund. The reasons for reducing or withdrawing entirely the capital allocated to a Portfolio Manager or Portfolio Fund may include, without limitation:

(i)	the identification by the Adviser of a preferable alternative for investing the capital;

(ii)	a change in the Portfolio Manager’s strategy or personnel;

(iii)	the need to fund the Fund’s repurchase offers;

(iv)	a significant change in the amount of assets under the Portfolio Manager’s management that may cause a dilution of the expected return;

(v)	the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Adviser;

(vi)	a decline in the potential for gains on investment in the Portfolio Manager’s market niche;

(vii)	a failure of the Portfolio Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser;

(viii)	the reduction in exposure of the Portfolio Manager’s strategy in the Fund; or

(ix)	any other reason or determination reached by the Adviser, in its discretion.

The Adviser will allocate the Fund’s assets among Portfolio Managers employing various investment strategies by investing in Portfolio Funds. Portfolio Managers generally invest in marketable securities, although interests in the Portfolio Funds in which the Fund will invest are not themselves marketable. The securities in the Portfolio Funds are expected to include U.S. and non-U.S. equity and debt securities, commodities, money market instruments, non-U.S. currencies, options, futures contracts, forward contracts and other derivative instruments. Although the investment strategies described below represent the primary strategies of the Portfolio Managers expected to be selected by the Fund, the Fund is not limited in the types of strategies that it may select or the types of investment activities in which it may engage. Accordingly, the Fund may consider investment in Portfolio Funds that pursue a wide range of investment or other market strategies, including activities not described herein, to the extent that the Adviser deems appropriate.

The Fund generally does not expect to engage in borrowing other than on a short-term or temporary basis and is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. Borrowing for investment purposes (a practice known as “leverage”) is a speculative practice that involves risks. It is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Fund would be a principal investment strategy of the Fund. Nevertheless, to the extent permitted by law, the Fund may borrow on a short-term basis (i.e., for repayment in less than 120 days) to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Shares and proceeds from any withdrawal of the Fund from a Portfolio Fund. It is expected that Portfolio Funds will use leverage, and some may use substantial leverage. Leverage is subject to the restrictions detailed under “Investment Program—Investment Policies and Restrictions” on page 18. However, leverage may be used by Portfolio Funds in their respective investment programs. Use of leverage by Portfolio Funds may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, and entering into other forms of direct or indirect borrowings.

The strategies employed by the Portfolio Managers may include, but are not limited to:

Event-driven. These strategies rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns are relatively unaffected by the movements of markets, although supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations.

Long/Short. Long/Short strategies combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. Long/Short strategies aim at seizing opportunities in both rising and falling markets.

Long/Short strategies cover a wide range of risk and return combinations. The returns from these strategies, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net long exposure practiced by most Portfolio Managers. These strategies are predominantly used in equity markets and may involve some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking.

Relative Value. Relative Value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from mis-priced securities and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. Relative Value strategies are not dependent on the general direction of market movements, and often involve arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing.

Tactical Trading. Tactical trading strategies speculate on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from these types of strategies can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or un- hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. Tactical trading strategies can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary Portfolio Managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category.

The Adviser does not currently intend to invest the Fund’s net assets in Portfolio Funds managed by the Adviser or its affiliates (“Affiliated Funds”). If the Adviser does make such investments on the Fund’s behalf, such investments will only be made upon the Fund obtaining any necessary exemptive relief from the Securities and Exchange Commission (the “SEC”).

The Fund holds ancillary liquid assets in short term investments, including U.S. government securities, money market funds, commercial paper, certificates of deposit and bankers’ acceptances.

The Fund currently intends to invest its assets primarily in the Portfolio Funds. However, the Fund also may invest its assets directly by entering into investment advisory agreements granting Portfolio Managers discretionary investment authority to manage a portion of the Fund’s assets on a managed account basis (a “Portfolio Account”). In addition, to facilitate the efficient investment of the Fund’s assets, a separate investment vehicle (“Separate Vehicle”) may be created for a Portfolio Manager in which the Portfolio Manager serves as general partner and the Fund is the sole limited partner. The Fund’s participation in any such arrangement, if at all, will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Advisers Act, and the Fund’s contractual arrangements with the Portfolio Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts. The Fund will comply with all requirements of the 1940 Act with respect to the operations of any Portfolio Account or Separate Vehicle.

Temporary Investments. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. At times when the Fund assumes a defensive position, it will not be pursuing its investment objective. (See “Risk Factors—Investment Related Risks—Money Market Instruments” on page 25.)

Investment Policies and Restrictions

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act). The Fund may not:

•	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

•	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

•

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the disposition of its portfolio securities.

•

Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

•

Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

•

Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•

Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

These investment restrictions are only applicable to the Fund and not to the Portfolio Funds. The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (See “Potential Conflicts of Interest” on page 43.)

THE FUND’S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE FUND’S OR THE PORTFOLIO FUNDS’ INVESTMENT OBJECTIVES WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, EACH PORTFOLIO MANAGER’S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST

ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

RISK FACTORS

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed-income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over the counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the Fund’s investment program will be successful. The Fund and the Portfolio Funds may utilize leverage which can, in certain circumstances, substantially increase the adverse impact to which the Fund’s investment portfolio may be subject. Prospective investors should consider the following additional factors in determining whether an investment in the Fund is a suitable investment.

Special Risks of Multi-Manager Structure

The Adviser invests assets of the Fund through the Portfolio Managers. The success of the Fund depends on the Adviser’s selection of the underlying Portfolio Funds and on the ability of the Portfolio Managers to develop and implement investment strategies that achieve the Portfolio Funds’ investment objectives. For example, a Portfolio Manager’s inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Investments in Unregistered Portfolio Funds. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

The Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Fund’s actions or has incurred liabilities arising from the Fund’s actions.

Reliance on Information Provided by Portfolio Managers. The Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Shares and, therefore, the amounts Shareholders receive upon the repurchase of Shares. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. There can be no assurance that a Portfolio Manager will provide advance notice of any material change in a Portfolio Fund’s investment program or policies, and thus the Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

Additional Fees and Expenses. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations or fees and other expenses borne by the Fund as an investor in Portfolio Funds.

Independent Portfolio Managers. Each Portfolio Manager will receive any performance-based allocations or fees to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Fund, and thus indirectly from investors in the Fund, even if the Fund’s overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing Shares of an issuer whose Shares are being sold by another Portfolio Fund. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Implications. The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund’s investment return. The Fund’s inability to withdraw an investment in a Portfolio Fund may also prevent the Fund from making an offer to repurchase Shares from Shareholders.

Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Fund, making withdrawals of capital. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive an in-kind distribution of securities held by a Portfolio Fund that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Fund’s portfolio or distribute it to investors in the Fund, in a manner that is in the best interests of the Fund. Please see the risk factor “Limited Liquidity; In-Kind Distributions” below for a discussion of the risks of in-kind distributions.

Limitations on Voting Rights of Portfolio Funds. To the extent the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Tax Status. There are special tax risks associated with an investment in the Fund. Satisfaction of the various tests that must be met to maintain the Fund’s tax status as a “regulated investment company” under Subchapter M of the Code requires significant support from the underlying Portfolio Funds. Failure to maintain such tax status may result in the Fund being subject to corporate level income tax. In addition, as a related matter, the Fund is required each December to make certain “excise tax” calculations on certain undistributed income of the Fund based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. With respect to costs, the Fund may incur certain costs relating to tax compliance and reinvestment of dividends and other distributions. In addition, to facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Fund also may make investments through corporate subsidiaries, including through U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes. These investments may involve costs or other inefficiencies to the Fund. (See “Tax Matters.”)

Portfolio Account Allocations. The Adviser may place assets with a number of Portfolio Managers by opening discretionary Portfolio Accounts rather than investing in Portfolio Funds. Portfolio Accounts expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a Portfolio Account directed by a particular Portfolio Manager than the Fund had allocated to such Portfolio Manager to invest. However, the Adviser does not foresee allowing this situation to occur and would seek to impose limitations on the Portfolio Manager’s management of the Portfolio Account.

Estimates. In most cases, the Fund will have little ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund’s annual audit is completed.

Certain securities in which Portfolio Funds invest may not have a readily ascertainable market price. Such securities will nevertheless generally be valued by Portfolio Managers, which valuation will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the value thereof will affect their compensation.

Limited Liquidity; In-kind Distributions. An investment in the Fund provides limited liquidity since the Shares may not be sold, assigned, transferred, conveyed or disposed of without the consent of the Board and Shareholders may redeem their Shares only pursuant to tender offers, as may be allowed periodically by the Board. Tenders of Shares, or portions thereof, may not be rescinded after the date by which such tenders must be made, and the value of Shares being tendered generally will not be determined until a date approximately one month later. The Fund generally expects to distribute cash to the holders of the Shares upon redemption. However, there can be no assurance that the Fund will have sufficient cash to satisfy redemption requests, or that it will be able to liquidate investments at the time such redemptions are requested at favorable prices. Although the Fund does not currently intend to make distributions in-kind, under the foregoing circumstances, or as otherwise determined necessary or appropriate by the Board, holders of Shares may receive in-kind distributions from the Fund’s portfolio upon the repurchase of Shares by the Fund. Such investments so distributed will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time. As a result, an investment in the Fund is suitable only for sophisticated investors. Any such in-kind distributions will not materially prejudice the interests of remaining Shareholders. (See “Redemptions, Repurchases of Shares and Transfers.”)

Liquidity Risk. Limitations on the Fund’s ability to withdraw its assets from Portfolio Funds may limit the Fund’s ability to repurchase Shares. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. The illiquidity of these interests in Portfolio Funds may adversely affect the Fund were it to have to sell interests at an inopportune time. Furthermore, because the primary source of funds to repurchase Shares will be withdrawals from Portfolio Funds, the application of lock-ups and other withdrawal limitations may significantly limit the Fund’s ability to repurchase its interests.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risk factors.

Investment-Related Risks

General Economic and Market Conditions. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances.

These factors may affect the level and volatility of securities prices and the liquidity of the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. A Portfolio Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that Shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers’ styles of investing:

Equity Securities. The value of equity securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. Portfolio Funds may acquire long and short positions in listed and unlisted common equities, preferred equities and convertible securities of U.S. and non-U.S. issuers. (See “Non-U.S. Investments” on page 25.) Equity securities fluctuate in value in response to many factors, including the activities, results of operations and financial condition of individual issuers, the business market in which individual companies compete, industry market conditions, interest rates and general economic environments. In addition, events such as domestic and international political instability, terrorism and natural disasters may be unforeseeable and contribute to market volatility in ways that may adversely affect investments made by the Fund and the Portfolio Funds. Portfolio Funds may invest in equity securities regardless of market capitalization, including micro and small cap companies. The securities for smaller companies may involve more risk and their prices may be subject to more volatility.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Fixed-Income Securities. Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Portfolio Managers generally are not limited in their ability to invest in fixed-income securities and typically may invest in both investment grade and non-investment grade debt securities with varying maturities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

The value of fixed-income securities in which Portfolio Funds invest will change in response to fluctuations in interest rates and the longer the maturity of a fixed-income security, the more susceptible the security is to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows. Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities generally can be expected to decline.

Investments in High-Yield Securities. Portfolio Funds may invest in high-yield securities. High-yield securities that are below investment grade or unrated (sometimes called “junk bonds”) face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Accordingly, these investments are speculative in nature. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Investments in Distressed Securities. The Portfolio Funds may invest in obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there may be no minimum credit standard that is a prerequisite to the investments in any financial instrument, and a portion of the obligations in which a Portfolio Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the value of the assets collateralizing a Portfolio Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. In any reorganization or liquidation proceeding relating to a company in which a Portfolio Fund invests, it may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Portfolio Fund’s investments may not compensate the Fund, and indirectly, the Shareholders, adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

Investments in Mortgage-Backed Securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly impact the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Portfolio Managers may have constructed for these investments, resulting in a loss to the Portfolio Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for larger loss.

The Portfolio Funds may also invest in structured notes, variable rate mortgage backed securities, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates which may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Non-U.S. Investments. It is expected that the Portfolio Funds will invest in securities of non-U.S. companies and countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, other income or gross sale or disposition proceeds; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager’s investment opportunities. In addition, accounting and financial reporting standards that prevail in countries other than the U.S. generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associate risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in countries other than the U.S. than there is in the U.S.

Currencies. The Portfolio Funds may invest a portion of their assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. A Portfolio Fund may or may not seek to hedge all or any portion of its non-U.S. currency exposure. To the extent unhedged, the value of the position will fluctuate with U.S. dollar exchange rates as well as the price changes of its investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which a Portfolio Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of such securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on a Portfolio Fund’s non-U.S. dollar securities.

Money Market Instruments. Each Portfolio Manager may invest, for defensive purposes or otherwise, some or all of a Portfolio Fund’s assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are generally high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Initial Public Offerings. The Portfolio Managers may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of Shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies that are the subject of initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Illiquid Portfolio Investments. Portfolio Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Special Investment Instruments and Techniques

The Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund’s investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivatives are securities and other instruments the value of which is based on the performance from an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Portfolio Managers may invest in a number of different derivatives and may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by the Portfolio Funds or that are currently not available, but that may, in the future, be developed or invested in by the Portfolio Funds. Portfolio Funds also may purchase derivatives to either increase or decrease the level of risk, or change the types of risks, to which the portfolio is exposed.

Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. Special risks may apply to instruments that are invested in by the Portfolio Funds in the future that cannot be determined at this time or until such instruments are developed or invested in by the Portfolio Funds.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund’s performance. If a Portfolio Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund’s return or result in a loss. A Portfolio Fund also could experience losses if its derivatives were poorly correlated with its other investments or if the Portfolio Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Call Options. There are risks associated with the sale and purchase of call options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option.

Put Options. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security if its price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire premium invested in the put option.

Stock Index Options. The Portfolio Funds may also purchase and sell call and put options on stock indices listed on securities exchanges or traded in the over-the-counter market for the purpose of realizing their investment objectives or for the purpose of hedging their portfolios. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in a Portfolio Fund’s portfolio correlate with price movements of the stock indices selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio Fund will realize gains or losses from the purchase or writing of options on indices depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stocks. Accordingly, successful use of options on stock indices will be subject to a Portfolio Manager’s ability to correctly predict the relationship between movements in the direction of the stock market generally or of particular industries or market segments and the direction of movements in the value of the portfolio of stocks.

Forward Contracts. The Portfolio Funds may enter into forward contracts which are not traded on exchanges and are generally not regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which these contracts are entered into may require margin deposits with respect to such trading, although margin requirements may be minimal or non-existent. A Portfolio Fund’s counterparties are not required to continue to make markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might limit such forward trading to less than that which would otherwise be optimal, to the possible detriment of the Portfolio Fund.

Futures Contracts. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent a Portfolio Fund from promptly liquidating unfavorable positions and subject such Portfolio Fund to substantial losses. In addition, Portfolio Funds may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular futures contracts. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and a Portfolio Fund may be required to maintain a position until exercise or expiration, which could result in losses. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

Stock Index Futures Contracts. The price of a stock index futures contract may not correlate perfectly with the movement in the underlying stock index because of certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the index and futures markets. Additionally, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.

Swap Agreements. The Portfolio Managers may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio Fund’s exposure to equity securities, long-term or short-term interest rates, non-U.S. currency values, corporate borrowing rates or other factors. Swap agreements can take many different forms and are known by a variety of names.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the individual equity values, specific interest rate, currency or other factors that determine the amounts of payments due to and from the counterparties. If a swap agreement calls for payments by a Portfolio Fund, the Portfolio Fund must be prepared to make such payments when due.

The Adviser previously relied on the Commodity Futures Trading Commission (the “CFTC”) Rule 4.5 exclusion from the definition of “commodity pool operator”. In light of recent amendments to Rule 4.5 which could result in the exclusion no longer being available if Portfolio Funds make use of derivatives that are subject to regulation by the CFTC (including futures contracts, options on futures and certain swaps), the Adviser is now instead relying on CFTC no-action relief for “funds of funds” as an exemption from registration. The Adviser will reconsider its registration status at a later date should the CFTC issue revised guidance for funds of funds. If the Adviser does not register with the CFTC, the Fund will need to implement procedures to monitor the use of futures (and related options) and certain swaps by Portfolio Funds in which it invests so that the Fund is not deemed to be a commodity pool, and it may have to refrain from investing in certain Portfolio Funds.

Hedging Transactions. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, the equity markets and market interest rates and other events. Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions’ value. Such hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect the Portfolio Funds’ assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all.

The Portfolio Managers are not obligated to establish hedges for portfolio positions and may decline to do so. To the extent that hedging transactions are effected, their success is dependent on a Portfolio Manager’s ability to correctly predict movements in the direction of currency or interest rates, the equity markets or sectors thereof or other events being hedged against in relation to the corresponding movements in the Portfolio Fund’s positions. Therefore, while a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency exchange or interest rates, in the equity markets or sectors being hedged or the non-

occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

Counterparty Credit Risk. Many of the markets in which the Portfolio Funds effect their transactions are “over-the-counter” or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Portfolio Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, such Portfolio Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, to the extent it has access to the information to do so, the Adviser, with the intent to diversify, does intend to monitor counterparty credit exposure of the Portfolio Funds. The ability of the Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Leverage; Interest Rates; Margin. The Fund and Portfolio Funds may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as “leverage.” The Fund and Portfolio Funds may also “leverage” by using options, swaps, forwards and other derivative instruments. While leverage presents opportunities for increasing the Fund’s total return, it has the effect of potentially increasing losses as well. Accordingly, any event that adversely affects the value of an investment, either directly or indirectly, by the Fund or by a Portfolio Fund could be magnified to the extent that leverage is employed by the Fund or by a Portfolio Fund. The cumulative effect of the use of leverage by the Fund or by a Portfolio Fund, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss to the Fund that would be greater than if leverage were not employed by the Fund or such Portfolio Fund. In addition, to the extent that the Fund, Portfolio Managers or the Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund.

In general, the anticipated use of short-term margin borrowings by the Portfolio Funds results in certain additional risks to the Fund. For example, should the securities that are pledged to brokers to secure the Portfolio Funds’ margin accounts decline in value, or should brokers from which the Portfolio Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds could be subject to a “margin call", pursuant to which the Portfolio Funds must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund, the Portfolio Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that the value of the Fund’s total indebtedness, when incurred, may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of Shares may be great.

Non-Diversified Status. The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. The Fund will not invest in the securities of any one Portfolio Fund if, at the time of purchase, more than 10% of the Fund’s net assets would be invested in that Portfolio Fund. The Fund may, however, hold more than 10% of its assets in a wholly-owned subsidiary formed to hold certain of the Fund’s investments. The Adviser believes that this approach helps to reduce overall investment risk.

Short Selling. The Portfolio Managers and Portfolio Funds may engage in short selling. Short selling involves selling securities which are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

General Risks

Retention and Motivation of Key Employees. The performance of the Fund is largely dependent on the talents and efforts of highly skilled individuals employed by the Adviser. The success of the Fund depends on the Adviser’s ability to identify and willingness to provide acceptable compensation to attract, retain and motivate investment professionals and other employees. There can be no assurance that the Adviser’s investment professionals will continue to be associated with the Adviser throughout the life of the Fund, and the failure to retain such investment professionals could have a material adverse effect on the Fund and its Shareholders, including, for example, by limiting the Adviser’s ability to pursue particular investment strategies and Portfolio Funds discussed herein. Competition in the financial services industry for qualified employees is intense and there is no guarantee that the talents of the Adviser’s investment professionals could be replaced. The risks outlined above with respect to key employees apply with respect to the Portfolio Managers as well.

Incentive Allocation. Each Portfolio Manager generally will be entitled to receive performance-based allocations or fees, expected to range from 15% to 30% of the net profits of the Portfolio Fund, but they could be higher. The performance-based allocation or fee that will be received by a Portfolio Manager may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation or fee. In addition, because the performance-based allocation or fee is calculated on a basis that includes realized and unrealized appreciation, the fee may be greater than if it were based solely on realized gains.

Terrorist Action. There is a risk of terrorist attacks on the United States and elsewhere causing significant loss of life and property damage and disruptions in global markets. Economic and diplomatic sanctions may be in place or imposed on certain states and military action may be commenced. The impact of such events is unclear, but could have a material effect on general economic conditions and market liquidity.

Identity of Beneficial Ownership and Withholding on Certain Payments with respect to Non-U.S. Investors. In order to avoid a U.S. withholding tax of 30% on a non-U.S. investor’s share of certain payments (including payments of gross proceeds) made with respect to certain actual and deemed U.S. investments, (i) such non-U.S. investor will generally be required to provide identifying information with respect to certain of its direct and indirect U.S. owners or (ii) if such non-U.S. investor is a “foreign financial institution” within the meaning of Section 147(d)(4) of the Code, such non-U.S. investor will generally be required to register with the Service by June 30, 2014 and agree to identify certain of its own direct and indirect U.S. account holders (including debtholders and equityholders). Any such information provided to the Fund will be shared with the Service. Investors should consult their own tax advisors regarding the possible implications of these rules on their investment in Shares.

Witholding Taxes on Non-U.S. Portfolio Funds. In order to facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Fund might, in certain situations, invest in “passive foreign investment companies” (“PFICs”) (which are offshore investment funds that are treated as corporations for U.S. tax purposes). Such investments may involve costs or other inefficiencies to the Fund, including U.S. withholding taxes, that the Fund does not incur when it invests in U.S. domestic investment funds. Further, in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to certain actual and deemed U.S. investments, a non-U.S. Portfolio Fund will generally be required to register with the Service by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders (including debtholders and equityholders).

Non-U.S. Taxation. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gain, gross sales or disposition proceeds or other income, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Changing Market and Economic Conditions. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

The foregoing list of risk factors does not purport to be a complete enumeration of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus.

PERFORMANCE HISTORY

The Fund is a recently formed entity and it has a limited operating history. However, an investment vehicle is managed by the Adviser using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund’s. Appendix B contains investment performance information for the other investment vehicle as well as for the Fund. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. IT SHOULD NOT BE VIEWED AS INDICATIVE OF THE FUTURE INVESTMENT PERFORMANCE OF THE FUND.

Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund’s investment program. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and it has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for Shares.

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies, service providers to the Fund, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Fund’s investment portfolio, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Adviser, the Fund’s and the Adviser’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Fund’s investments. The Board’s Audit Committee (which consists of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”)) meets during its scheduled meetings with, and between meetings has access to, the Fund’s independent registered public accounting firm and the Fund’s

Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance and investment matters. The Board also receives reports from counsel regarding regulatory compliance and governance matters. In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund’s investment portfolio. However, it is not possible to eliminate all of the risks applicable to the Fund’s investment portfolio. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Currently, five out of six of the Fund’s Trustees are Independent Trustees. The Board does not have a Chairman, but the Independent Trustees have designated a lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas and facilitates communication among the Independent Trustees, their counsel and management. The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Set forth in the chart below are the names and certain biographical and other information for each Trustee. Following the chart is additional information about the Trustees’ experience, qualifications, attributes or skills.

Name (Age) Address(1)	Position with the Fund(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Trustees:

Kenneth S. Davidson (68)	Trustee	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager and adviser, Senior Adviser (July 2012 – present)
Aquiline Holdings LLC; an investment manager, Partner (2006 – June 2012)
Nancy Eckl (51)	Trustee	College Retirement Equities Fund (8 accounts); Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee, (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)
Leon Pollack (72)	Trustee	Private Investor
Richard Reiss (69)	Trustee	Georgica Advisors LLC, an investment manager; Chairman (1997 – present)
O’Charley’s Inc., a restaurant chain, Director (1984 – 2012)
Robert M. Solmson (65)	Trustee	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Trustee(3):

John R. Reinsberg (57)	Trustee

Deputy Chairman, LAM; Member of University of Pennsylvania School of Arts and Sciences Board of Overseers and Huntsman Program Advisory Board; Member of Board of Directors of the Alliance for Cancer Gene Therapy; Director of the U.S. Institute (Institutional Investor).

Officers who are not Trustees:
Jagatnarine Churaman (41)	Chief Financial Officer	Director (since March 2009); previously Senior Vice President (2006 – 2008) and Vice President (2004 – 2005), of LAM.
Brian D. Simon (51)	Assistant Secretary and Chief Compliance Officer

Managing Director (since January 2011) (previously, Director 2006 – 2011) and Chief Compliance Officer (since January 2009) of LAM and Lazard Alternatives; and previously Senior Vice President (2002 to 2005) of LAM.

Nathan A. Paul (40)	Secretary	Managing Director and General Counsel of LAM.
Tamar Goldstein (38)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel 2006 – 2012) of LAM.
Brian Guaiana (34)	Assistant Treasurer	Vice President (since April 2010) and previously, Operations Manager (November 2004 – March 2010) of LAM.

(1)	The address of each Trustee and officer is c/o Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors for Lazard Alternative Strategies Fund, L.L.C. (“LAS”), The Lazard Funds, Inc., Lazard Retirement Series Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, with the Fund, currently comprised of 29 active investment portfolios) (the “Lazard Funds”). Messrs. Simon and Paul and Ms. Goldstein also serve in the same respective capacities for the Lazard Funds and Messrs. Churaman and Guaiana serve in the same respective capacities for LAS. All Trustees and officers serve for terms of indefinite duration.

(3)	Mr. Reinsberg is considered an Interested Trustee by virtue of his affiliation with the Adviser.

Additional information about each Independent Trustee follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other factors considered by the Committee in identifying potential Trustee nominees. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser; Fund and independent legal counsel to the Independent Trustees has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Kenneth S. Davidson is a Senior Adviser at Balestra Capital, Ltd. Previously, he was associated with Aquiline Holdings LLC (from 2006 to June 2012), a New York-based global investment firm. From 1977 through 1995, Mr. Davidson was the founder and managing partner of Davidson Weil Associates, and was previously a vice president and senior portfolio manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

Nancy A. Eckl has over 20 years of experience working in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance and operations. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

Leon M. Pollack spent 33 years in the financial community, the last 13 as a managing director of the investment firm of Donaldson, Lufkin & Jenrette. Mr. Pollack also is a board member of non-profit organizations. Mr. Pollack received his bachelor’s degree in history from Adelphi University’s College of Arts and Sciences and earned an MA in education from New York University.

Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Lehman Brothers. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

Robert M. Solmson is the President of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Trustee may resign, and may be removed either by a vote of two- thirds (2/3) of the Trustees serving on the Board not subject to the removal vote or by a vote of Shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders. In the event of any vacancy in the position of a Trustee, the remaining Trustees serving on the Board may appoint an individual to serve as a Trustee on the Board, so long as immediately after the appointment at least two-thirds (2/3) of the Trustees then serving on the Board would have been elected by the Shareholders. The Board may call a meeting of Shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the Shareholders cease to constitute a majority of the Board then serving.

The Fund has standing audit and nominating committees, each comprised of Independent Trustees.

The function of the audit committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements, (2) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund’s independent registered public accounting firm and (3) prepare an audit committee report as required by the SEC to be included in the Fund’s annual proxy statement.

While the nominating committee is solely responsible for the selection and nomination of the Fund’s Trustees, the nominating committee may consider nominations for the office of Trustee made by the Fund’s current Trustees, officers, Shareholders and other source the nominating committee deems appropriate. Shareholders who wish to recommend a nominee should send nominations to Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-6300. Nominations may be submitted only by a Shareholder or group of Shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 of the Fund’s Shares for at least one year prior to the date such Shareholder or group submits a candidate for nomination. Not more than one nominee for Trustee may be submitted by such a Shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by Shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Fund. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

During the period ended March 31, 2013, the Audit Committee held five meetings and the Nominating Committee held no meetings.

The table below indicates the dollar range of each Trustee’s ownership of Fund Shares and aggregate holdings of all registered investment companies in the same family of investment companies, in each case as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Kenneth S. Davidson	None	None
Nancy Eckl	None	$10,001-$50,000
Leon Pollack	None	None
Richard Reiss	None	None
Robert M. Solmson	None	None
John R. Reinsberg**	None	Over $100,000

*	The family of registered investment companies includes the Lazard Funds.

**	Interested Trustee.

As of the date of this Prospectus, none of the Trustees or his or her immediate family members owned securities of the Adviser or LAM Securities or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or LAM Securities.

Compensation

The following table sets forth certain information regarding the compensation received by the Independent Trustees, for the fiscal year ended March 31, 2013, from the Fund and from all registered investment companies for which the Adviser or its affiliates serves as investment adviser. No compensation is paid by the Fund or by the Fund Complex to the Trustees. All Trustees are

reimbursed by the Fund for their reasonable out-of-pocket expenses. The Independent Trustees do not receive any pension or retirement benefits from the Fund or the Fund Complex.

COMPENSATION TABLE FOR THE PERIOD ENDED MARCH 31, 2013

Name of Person	Aggregate Compensation from Fund	Total Compensation from the Fund and Fund Complex*
Kenneth S. Davidson	$10,000	$137,000
Nancy Eckl	$10,000	$137,000
Leon Pollack	$9,000	$135,000
Richard Reiss	$10,000	$137,000
Robert M. Solmson	$10,000	$135,000

*	The “Fund Complex” includes the Lazard Funds. Each of the Independent Trustees receives a $6,000 annual retainer and a $1,000 fee for each in-person meeting attended.

LAZARD ALTERNATIVES AND LAZARD ASSET MANAGEMENT LLC

The Adviser serves as the Fund’s investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser dated as of August 3, 2011 (the “Advisory Agreement”). The Adviser allocates the Fund’s assets and evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Fund’s assets among the Portfolio Managers, terminate existing Portfolio Managers and select additional Portfolio Managers, subject in each case to the ultimate supervision of, and subject to any policies established by, the Board.

The Adviser was formed as a Delaware limited liability company in March 2001 and is a subsidiary of LAM, which is a subsidiary of Lazard Freres & Co. LLC (“LF&Co”). LF&Co, a global financial advisory firm, itself or through affiliates, provides financial services to both institutional and private clients. LAM is the managing member of the Adviser and is registered as an investment adviser under the Advisers Act.

The offices of the Adviser are located at 30 Rockefeller Plaza, New York, New York 10112-6300, and its telephone number is (212) 632-6000.

The Adviser serves as the investment adviser of another registered investment company, as well as various other investment funds which have investment programs substantially similar to that of the Fund.

The persons at the Adviser who are principally responsible for the day-to-day management of the investments of the Fund are Christopher (“Kit”) Boyatt, Christian Frei and Chris Heasman.

Christopher (“Kit”) Boyatt. Director, Portfolio Manager/Analyst. Kit Boyatt is a Portfolio Manager/Analyst on the Adviser’s Fund of Funds portfolio management team and a member of the Fund of Hedge Funds Investment Committee. Prior to joining LAM in 2001, Mr. Boyatt was Head of Research for JP Morgan Investment Management’s Hedge Fund Group and led the portfolio management effort for the Group’s Multi-Manager Strategies Funds. Before joining JP Morgan Investment Management, Kit held roles as a Proprietary Trader, a Market Maker and an Institutional Salesperson for JP Morgan Securities’ Emerging Markets Debt Group. Prior to that he traded commodities for Philipp Brothers, Inc. Mr. Boyatt has an MBA from the University of Pennsylvania’s Wharton School, and a BA from Princeton University.

Christian Frei, CFA. Director, Portfolio Manager/Analyst. Christian Frei is a Portfolio Manager/Analyst on the Adviser’s Fund of Funds portfolio management team and a member of the Fund of Hedge Funds Investment Committee. Prior to joining LAM in 2001, Mr. Frei was Chief Investment Officer of JP Morgan Investment Management’s Hedge Fund Group, an emerging markets equity portfolio manager with JP Morgan Investment Management in New York and investment head of affiliates in Singapore, India and Korea. Mr. Frei holds a BSc (Eng) in Biochemical Engineering from University College, London.

Chris Heasman. Director, Portfolio Manager/Analyst. Chris Heasman is a Portfolio Manager/Analyst on the Fund of Funds portfolio management team and a member of the Fund of Hedge Funds Investment Committee. He began working in the investment field in 1979 as a trader and market maker. His experience includes portfolio management, liquidity management, market risk management, hedge fund manager assessment and selection and running diverse proprietary trading businesses internationally. Prior to joining LAM in 2001, Mr. Heasman led the development and portfolio management of JP Morgan Investment Management’s Hedge Fund Group’s Structured Hedge Fund products. Previously he worked with CIBC, Banque Indosuez, CitiNational (Citibank) and Capel Court Corporation. He was an advisor to the Board of Directors of the Sydney Futures Exchange for 10 years and was responsible for the design of many of the financial futures and options contracts traded on that exchange.

Pursuant to the Advisory Agreement, the Adviser is responsible for managing the investment activities of the Fund. It continuously manages the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in this Prospectus and makes all decisions regarding the Fund’s purchases and withdrawals of interests in Portfolio Funds. The Advisory Agreement was approved by the Board, including each of the Independent Trustees, at a meeting held in person on August 3, 2011 and was also approved on September 9, 2011 by the sole initial Shareholder of the Fund. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice; by the Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser. The agreement is effective for two years and may be continued in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder. A description of the Board’s considerations in connection with the renewal of the Advisory Agreement will be included in the Fund's semi-annual report to Shareholders for the fiscal period ended September 30, 2013.

The Adviser is authorized, subject to the approval of the Board and Shareholders, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services, provided that the Fund is not required to pay any compensation for such services other than compensation payable under the Advisory Agreement. The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement, in addition to other services such as assisting in maintaining and updating investor information, assisting in preparation of offering documents, preparing and filing various materials with state and Federal regulators, assisting the Fund in routine regulatory examinations, working closely with the counsel retained by Independent Trustees in response to any litigation, investigations or regulatory matters and reviewing and arranging for payment of the Fund’s expenses. Under the Advisory Agreement, the Fund pays the Adviser after the end of each calendar quarter a fee computed monthly at the rate of 0.125% (1.50% on an annualized basis) of the Fund’s month-end net assets (the “Advisory Fee”). Net assets for this purpose means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund determined as of the end of each month and calculated before giving effect to any repurchases of Shares which are to be valued for purposes of repurchase as of the end of such month. The Advisory Fee will be due and payable in arrears within 30 business days after the end of each calendar quarter. The Advisory Fee will be an expense paid to the Adviser out of the Fund’s assets. The Fund paid advisory fees to the Adviser of $603,925 and $161,477 for the fiscal years ended March 31, 2013 and March 31, 2012, respectively.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Advisory Agreement, the Adviser, its members, their respective directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, its members, directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the provision of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of his obligations to the Fund, and in the case of criminal proceedings, unless such person had reasonable cause to believe its actions unlawful.

Other Funds and Accounts Managed

The following tables set forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2013.

Name of Fund’s Portfolio Manager	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager*		Other Accounts Managed by the Portfolio Manager
	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Christopher (“Kit”) Boyatt	1	$79.6 million	1	$0.8 million	0	$0
Christian Frei	1	$79.6 million	1	$0.8 million	0	$0
Chris Heasman	1	$79.6 million	1	$0.8 million	0	$0

* As of March 31, 2013, the portfolio managers manage 5 other pooled investment vehicles with assets under management of $619.7 million.

Compensation Program

The Adviser compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in a combination of cash, stock and restricted interests in certain funds managed by the Adviser or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of accounts managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the accounts as well as qualitative aspects that reinforce the Adviser’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

The variable bonus for the Fund’s portfolio managers is based on a percentage of the advisory fees (including performance fees) paid to the Adviser by the accounts they manage, net of certain marketing-related costs.

Fund Ownership

The following table sets forth the dollar range of Shares beneficially owned by the portfolio managers as of March 31, 2013.

Portfolio Manager	Dollar Range
Christopher (“Kit”) Boyatt	$100,001 - $500,000
Christian Frei	$100,001 - $500,000
Chris Heasman	None

FEES AND EXPENSES

The Bank of New York Mellon, through its Alternative Investment Services division (“BNYM-AIS”) (the “Administrator”) provides administration, accounting and investor services to the Fund, which are in addition to the services provided by the Adviser to the Fund, as described above. In consideration for these services, the Fund pays the Administrator a fee (the “Administration Fee”) based upon a percentage of the Fund’s net assets plus reimbursement of certain out-of-pocket expenses.

The Fund pays Lazard Asset Management Securities LLC (“LAM Securities”) an ongoing distribution fee (the “Distribution Fee”) after the end of each calendar quarter computed monthly at an annual rate of 0.05% of the month-end net assets of the Fund, as compensation for the sale and marketing of Shares. In addition to distributing the Fund, LAM Securities provides or arranges for the provision of certain investor and account maintenance services pursuant to the Distribution Agreement with the Fund. As compensation for these services, the Fund pays LAM Securities an ongoing service fee payable quarterly and computed monthly at an annual rate of 0.25% of the Fund’s month-end net assets (the “Service Fee”). It is expected that LAM Securities will retain broker-dealers (collectively with LAM Securities, the “Selling Agents”) to assist in the distribution of Shares and that all or a significant portion of the Distribution Fee and the Service Fee will be paid to such third parties. The Fund does not bear any other costs associated with any such arrangements.

The Fund bears its own expenses, including, but not limited to, organizational expenses, all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debt balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); distribution and other offering fees and costs; entity-level taxes; service fees; all costs and expenses associated with the establishment of any Portfolio Accounts; any non- investment related interest expense; fees and disbursements of any attorneys, accountants, consultants, experts and other third-party service providers engaged by the Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with retaining third parties to aggregate and review the Fund’s investments and nature of income, and the investments and nature of income of Portfolio Funds, for purposes of monitoring compliance with the qualification requirements of Subchapter M of the Code; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses incurred by the Fund; and such other expenses as may be approved from time to time by the Board. In addition, the Fund bears the Advisory Fee paid to the Adviser. (See “Lazard Alternatives and Lazard Asset Management LLC” on page 37.) The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.30% per annum of the Fund’s average monthly net assets for the Fund’s first three years of operations (the “Expense Limitation”). Additionally, subject to the consummation of the proposed reorganization of Lazard Alternative Strategies Fund, L.L.C. into the Fund, the Adviser has undertaken to extend the Expense Limitation for a period of two years following the closing of the Reorganization and to lower the Expense Limitation from 2.30% of average net assets to 2.26% of average net assets. Subject to satisfaction of various conditions, the Reorganization is expected to occur on or about December 31, 2013.

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Portfolio Managers generally charge asset-based fees to and receive performance-based allocations or fees from the Portfolio Funds, which effectively reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. These expenses, fees and allocations are in addition to those incurred by the Fund itself.

VOTING

Each Shareholder has the right to cast a number of votes based on the value of the Shareholder’s respective Shares at meetings of Shareholders called by the Board or by Shareholders holding 10% or more of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a trust would normally be entitled to vote, including election of Trustees, approval of any investment advisory agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Shareholders are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

PROXY VOTING

The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, “proxies”), on behalf of the Fund, relating to the Fund’s investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund’s management with the interests of the Portfolio Fund’s beneficial owners, including establishing appropriate incentives for the Portfolio Fund’s management; (iv) the impact on redemption or withdrawal rights; (v) the continued or increased availability of portfolio information; and (vi) industry and business practices. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues. It is important to note that the Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the Fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. In addition, as described above, the Adviser may waive the Fund’s voting rights attributable to the Fund’s interests in Portfolio Funds. Information regarding how the Adviser voted any proxies on behalf of the Fund during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained: (i) without charge, upon request, by calling collect (212) 632-6409; and (ii) on the SEC’s website at www.sec.gov.

NET ASSET VALUATION

Net Asset Valuation

The Fund sells Shares at their offering price, which is equal to the “net asset value” per Share. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year, (iii) the day preceding the date as of which any Shares are purchased, or (iv) any day as of which the Fund repurchases any Shares. The Fund’s net asset value is the value of the Fund’s assets less its liabilities, and its net asset value per Share equals that net asset value divided by the number of then issued and outstanding Shares.

In accordance with these policies, investments in Portfolio Funds are valued at their “fair values.” Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds’ valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers. In the unlikely event that a Portfolio Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its assets. The Board has determined that any values of interests in Portfolio Funds reported as “estimated” or “final” values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. In a situation where a Portfolio Manager allocates a Portfolio Fund’s assets to special investment accounts or side pockets, the current fair value of the Fund’s interest in that Portfolio Fund may not be accurately reflected in the Fund’s net asset value. This is because the Portfolio Manager’s most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (i.e., as much as eleven months or longer) before the current monthly computation of the Fund’s net asset value. As a result, for any given month, the stated net asset value of the Fund, may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month. Although the procedures approved by the Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

The Adviser will consider all relevant information available at the time the Fund values its assets but initially relies on the estimated net asset value determinations provided by the Portfolio Funds. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund’s interests in a Portfolio Fund and that it would be appropriate for the Fund to assign a fair value to such Portfolio Fund. Such circumstances include, among others, a lack of specific transaction activity for a Portfolio Fund, failure of a Portfolio Fund to provide timely monthly valuation information, or certain other circumstances. Any such decision must be made in good faith, in accordance with the Fund’s valuation procedures and subject to the review and supervision of the Board.

Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.

The Portfolio Funds typically provide estimated net asset value determinations to the Fund on a monthly basis. The Adviser attempts to confirm the accuracy of each Portfolio Fund’s monthly valuation using various means, including: discussing with Portfolio Managers their Portfolio Funds’ values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Fund could result in an adjustment to the fair value given by the Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Fund’s investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

To the extent the Fund receives securities through a distribution in kind, and to the extent the Fund invests in money market instruments, the Fund will value portfolio securities (other than interests in Portfolio Funds) as follows:

Securities listed on the Nasdaq National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund. If no sale is shown on NASDAQ, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the fair valuation procedures set forth herein. U.S. exchange traded securities, other than NASDAQ securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets, which, in turn, would affect amounts paid on repurchases of Shares and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

POTENTIAL CONFLICTS OF INTEREST

The Fund is subject to a number of actual and potential conflicts of interest involving the Adviser and LAM, and subsidiaries of LAM (collectively referred to as “Lazard”). Lazard provides discretionary investment management services to other investors, including other collective investment funds and managed accounts, whose investment objectives may be similar to, or different from, the investment objective of the Fund (with more favorable liquidity terms and compensation than the Fund). The directors, partners, members, officers and employees of the Fund and Lazard may buy and sell securities for their own account or for the account of others. However, Lazard has substantial incentives to see the Fund operate successfully and merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund. Certain portfolio strategies, particularly other multi-manager portfolio strategies, managed by Lazard with respect to other investment funds or accounts could conflict with the strategies employed by the Adviser in managing the Fund and affect access to Portfolio Managers and/or Portfolio Funds, particularly where a Portfolio Manager has limited the amount of assets or number of accounts it will manage.

Lazard and its directors, members, officers and employees devote so much of their time to the activities of the Fund as they deem necessary and appropriate. Lazard is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of Lazard. In fact, Lazard currently provides investment advisory services to corporations, employee benefit plans and other institutions with respect to significantly more assets than the Fund is expected to have in the reasonably foreseeable future. These relationships could be viewed as creating a conflict of interest in that the time and effort of Lazard and its directors, members, officers and employees are not devoted exclusively to the business of the Fund but are allocated between the businesses of the Fund and the management of the accounts of other advisees of Lazard.

Lazard may refrain from providing advice or services concerning securities of issuers of which any officers, directors, members or employees of Lazard or its affiliates are officers or directors, or of companies for which Lazard or any of its affiliates acts as financial adviser, investment manager or in any capacity that Lazard deems confidential, unless Lazard determines, in its discretion, that it may appropriately do so. Material non-public information which becomes available to affiliates of Lazard through these relationships cannot be passed on to Lazard or the Fund.

Lazard may give advice or take action with respect to any of their other clients which may differ from the advice given or the timing or nature of any action taken with respect to investments of the Fund. It is the policy of Lazard and its affiliates, to the extent possible, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other funds and accounts under its management. The Adviser has no obligation to invest on behalf of the Fund with any Portfolio Manager that the Adviser invests with on behalf of the account of other clients if, in its opinion, such investment appears to be unsuitable, impractical or undesirable for the Fund. Lazard and its affiliates may use certain Portfolio Managers described herein for certain of its other funds and accounts and the Adviser has discretion in determining the Fund’s level of participation with the Portfolio Managers.

Portfolio Managers

Conflicts of interest may arise from the fact that the Portfolio Managers and their affiliates generally carry on substantial investment activities for other clients, including other investment funds, in which the Fund has no interest. The Portfolio Managers may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Portfolio Managers may give advice and recommend securities to, or buy or sell securities for, a Portfolio Fund in which the Fund’s assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Each Portfolio Manager evaluates a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the relevant Portfolio Fund and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund, the Portfolio Fund and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Fund or the Portfolio Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Fund differ from those of the other managed accounts and the Fund. Accordingly, prospective Shareholders should note that the future performance of a Portfolio Fund and the Portfolio Manager’s other accounts will vary.

When a Portfolio Manager determines that it would be appropriate for a Portfolio Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Portfolio Fund participate, or participate to the same extent as the other accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and steps will be taken to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by a Portfolio Manager for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for a Portfolio Fund and the other accounts, thereby limiting the size of the Portfolio Fund’s position; (ii) the difficulty of liquidating an investment for a Portfolio Fund and the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. (See “Potential Conflicts of Interest—Other Matters” on page 45.)

Each Portfolio Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Fund.

Because the Adviser manages private funds that utilize a fund of hedge funds strategy, the Adviser does not generally buy and sell securities from broker-dealers, but it may do so in the future. Additionally, if the Fund were to receive a distribution in kind from a Portfolio Fund, the Adviser, on behalf of the Fund, would need to utilize the brokerage services of Lazard Capital Markets LLC (“LCM”) or another broker-dealer to sell the securities received in the distribution.

LCM is a privately-held company that is neither owned nor controlled by LAM’s parent company, LF&Co, nor publicly-traded Lazard Ltd (the ultimate parent company of LAM). Although LAM and the Adviser do not believe that LCM is an “affiliate” for the purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Advisers Act or the 1940 Act, LAM and the Adviser will subject any transaction with LCM to the requirements imposed on affiliates pursuant to ERISA, the Advisers Act and the 1940 Act.

Portfolio Managers may purchase investments in companies that are issued, advised by or the subject of an underwriting or other distribution by an affiliate of Lazard or LCM. Additionally, Portfolio Managers may invest directly, or indirectly, in the securities of Lazard Ltd or its affiliates. The purchase, holding and sale of such investments by a Portfolio Manager may enhance the profitability of Lazard Ltd’s or its affiliates’ own investments in such companies.

Other Matters

Except in accordance with applicable law, no Portfolio Manager is permitted to buy securities or other property from, or sell securities or other property to, its respective Portfolio Fund. However, a Portfolio Fund may effect certain principal transactions in securities with one or more of a Portfolio

Manager’s managed accounts, except for accounts in which the Portfolio Manager of such fund or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Portfolio Manager’s appointment as an adviser to the account. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Manager’s managed account to sell, or the Portfolio Fund to sell and a Portfolio Manager’s managed account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

The Adviser and its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of LAM (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and LAM Securities have adopted a Joint Code of Ethics (the “Code of Ethics”) in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser and LAM will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may engage in transactions with accounts which are affiliated with the Fund only because they are advised by LAM or one of its affiliates or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and the Adviser or another client of LAM to sell, or the Fund to sell and another client of LAM to purchase, the same security or instrument on the same day.

Future investment activities of LAM, its affiliates and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

CODE OF ETHICS

The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

PURCHASES OF SHARES

Purchase Terms

Shares may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Shares more or less frequently as determined by the Board. In order to purchase Shares, an investor must submit a completed investor certification to the Administrator generally five calendar days before the investor’s proposed purchase. Cleared funds must be available in the investor’s account no later than five calendar days before the investor’s proposed purchase, or such other date as LAM Securities may determine in its sole discretion and communicate to the investor (the “Funding Deadline”). If an investor’s certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor’s account by the Selling Agent servicing the investor’s account and deposited in a non-interest bearing escrow account pending the deposit of such monies with the Fund. At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Selling Agent (as defined below) servicing the investor’s account will remit such monies representing the capital contribution from the investor’s account, as applicable, and deposit such monies with the Fund. The Fund will then issue the requisite number of Shares to the investor on the purchase date. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board reserves the right to reject any purchase for Shares and the Board may, in its sole discretion, suspend purchases of Shares at any time.

An investor purchases Shares in the Fund. Shares are offered at their net asset value per Share, and each Share subscribed for represents a capital contribution to the Fund in that amount. The minimum initial investment from each investor is $25,000, and the minimum additional investment is $10,000. However, various third parties who distribute shares or otherwise invest in shares on behalf of their clients may impose higher minimum investment amounts. An investor’s purchase of Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offering. (See “Redemptions, Repurchases of Shares and Transfers” on page 46.) The Board may, in its discretion, cause the Fund to repurchase a Shareholder’s entire interest in the Fund (i.e., all Shares held by the Shareholder) if the Shareholder’s investment balance, as a result of repurchase or transfer requests by the Shareholder, is less than $25,000 (or any lower amount equal to the Shareholder’s initial purchase amount).

Except as otherwise permitted by the Board, initial and any additional contributions to the capital of the Fund by any Shareholder will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board, the Fund has no present intention of accepting contributions of securities. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

Plan of Distribution

LAM Securities, a subsidiary of LAM, acts as the distributor for the Fund. The Fund pays LAM Securities the Distribution Fee after the end of each calendar quarter computed monthly at an annual rate of 0.05% of the month-end net assets of the Fund, as compensation for the sale and marketing of Shares. In addition to distributing the Fund, LAM Securities provides or arranges for the provision of certain investor and account maintenance services (“Shareholder Services”) pursuant to the Distribution Agreement with the Fund. These Shareholder Services include, but are not limited to, handling inquiries from Shareholders regarding the Fund (for example, questions concerning their investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of communications between Shareholders and the Fund; notifying the Fund of any changes to Shareholder information, such as changes of address; and providing such other information and Shareholder Services as may be reasonably requested by the Fund or LAM Securities. As compensation for Shareholder Services, after the end of each calendar quarter, the Fund pays LAM Securities an ongoing Service Fee computed monthly at an annual rate of 0.25% of the Fund’s month-end net assets. It is expected that LAM Securities will retain Selling Agents to assist in the distribution of Shares and that all or a significant portion of the Distribution Fee and Service Fee will be paid to such third parties. The Fund does not bear any other costs associated with any such arrangements. Such agents will receive either a one-time fee or an ongoing fee based upon the value of the Shares of the investors introduced to the Fund by the agent or based upon the initial purchase amount made by such investors into the Fund. The Adviser, LAM Securities and their affiliates may, out of their own resources (not payable by the Fund), pay a portion of their revenues to Selling Agents as additional compensation for marketing, selling or servicing the Fund. Investors solicited by such agents will be advised of, and asked to consent to, the compensation arrangement. Selling Agents executing investor certifications on behalf of investors will be asked to represent that they have advised their clients of, and have obtained their consent to, the compensation arrangement. Furthermore, investors subscribing for Shares through a financial institution may be charged a separate fee by such institution.

Sales Charge

Investors purchasing Shares may be charged a sales load of up to 3.0%, on a fully disclosed basis, of the amount transmitted in connection with their subscriptions for Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Amounts paid as a sales load, if any, are included for purposes of determining whether applicable minimum investment requirements have been satisfied.

INVESTOR SUITABILITY

Eligible Investors

Shares are being offered only to investors that represent that (A) (i) if a natural person (including participants in individual retirement accounts), they have (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor’s primary residence and any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Shares, and including as a liability any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares), or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and have a reasonable expectation of reaching the same income level in the current year; or (ii) if an entity, including a corporation, foundation, endowment, partnership, or limited liability company, they have total assets in excess of $5 million and they were not formed for the specific purpose of acquiring the securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor’s primary residence and any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Shares, and including as a liability any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares)) or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a “sophisticated person” is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the 1933, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.

A form of certification that each investor will be asked to sign is contained in Appendix A of this Prospectus. If an investor’s executed and completed certification is not received on or before the date Shares are to be issued, the investor’s order will not be accepted. The Board reserves the right to reject any purchase for Shares and the Board may, in its sole discretion, suspend purchases of Shares at any time.

Investor Suitability

General Considerations. An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in the Fund is suitable for your risk profile. A Shareholder should invest in the Fund only money that it can afford to lose, and a Shareholder should not invest money to which it will need access on a short-term or frequent basis. In addition, a Shareholder should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Unlisted Closed-End Structure and Limited Liquidity. The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their Shares on a daily basis. In addition, the Fund does not plan to list its Shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s Shares. Although the Fund intends to make quarterly offers to repurchase its Shares, there can be no assurance that the Fund will repurchase Shares that are tendered by a Shareholder in connection with any repurchase offer. A prospective investor should consider its liquidity needs before investing.

REPURCHASE OFFERS

No Right of Redemption

No Shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Shares.

Repurchases of Shares

The Fund expects to make quarterly offers to repurchase outstanding Shares from Shareholders pursuant to written tenders by Shareholders at such times and on such terms and conditions as may be determined by the Board, in its sole discretion. In determining whether the Fund should repurchase Shares or portions thereof from Shareholders pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly as of March 31st, June 30th, September 30th and December 31st of each year upon not less than 65 days’ prior written notice.

In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider various factors, including the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders as of the last day of each calendar quarter. The Board will also consider the following factors, among others, in making this determination:

•	whether any Shareholders have requested the Fund to repurchase their Shares;

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Shares.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. The value of a Shareholder’s Shares that are being repurchased is equal to the value of the Shareholder’s Shares (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board determines that the Fund shall repurchase Shares, notice will be provided to Shareholders describing the terms thereof, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain the net asset value of their Shares by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately three to four weeks after the end of each month, Shareholders may not be able to obtain current information regarding the value of Shares when making their decision as to whether to tender Shares for repurchase.

The Board has adopted a policy that, in the event the Fund does not make an offer to repurchase Shares within the two-year period following the commencement of the Fund’s operations or any two-year period thereafter, the Board will vote to dissolve the Fund.

Repurchases of Shares from Shareholders by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering Shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Shareholders. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange, which will be distributed to all tendering Shareholders on a pari passu basis. Except as described above, the Fund does not impose any charges in connection with repurchases of Shares.

Repurchase Procedures

Due to liquidity restraints associated with the Fund’s ability to withdraw from Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Shares being repurchased, the Adviser expects that, under the procedures applicable to the repurchase of Shares, Shares will be valued for purposes of determining their repurchase price as of a date approximately 65 days after the date by which Shareholders must submit a repurchase request (the “Valuation Date”) and that the Fund will generally pay the value of the Shares repurchased (or as discussed below, at least 90% of such value if all of a Shareholder’s Shares are repurchased) up to one month after the Valuation Date. The value of Shares can change significantly between the date by which a Shareholder must decide whether to tender its Shares for repurchase and the Valuation Date. The amount that a Shareholder may expect to receive on the repurchase of the Shareholder’s Shares will be the value of the Shareholder’s Shares (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund’s assets as of that date, after giving effect to all allocations to be made as of that date to the Shareholder’s Shares. The balance due to each Shareholder who tenders his Shares will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all of a Shareholder’s Shares are repurchased, the Shareholder will receive an initial payment equal to at least 90% of the estimated value of the Shares and the balance due will be determined and paid promptly after completion of the Fund’s audit and will be subject to audit adjustment.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of the Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase will be issued non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

If a repurchase offer is oversubscribed by Shareholders who tender Shares for repurchase, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. A Shareholder who tenders for repurchase only a portion of the Shareholder’s Shares will be required to maintain an investment balance of $25,000 (or any lower amount equal to the Shareholder’s initial purchase amount), or such other amount as is determined by the Board. If a Shareholder tenders a portion of its Shares and the repurchase of that portion would cause the Shareholder’s investment balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Shares to be purchased from the Shareholder so that the required minimum balance is maintained.

Repurchases of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Shares as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

The Fund may cancel an offer to repurchase Shares (an “Offer”), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase Shares tendered pursuant to the Offer; (b) there is, in the judgment of the Board any: (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (v) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if Shares tendered pursuant to the Offer were purchased; or (c) the Board determines that it is not in the best interest of the Fund to purchase Shares pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Shareholders. (See “Investment Practices and Related Risk Factors—Leverage” on page 27.)

Mandatory Redemption by the Fund

The Fund may redeem the Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including if: ownership of the Shares by the Shareholder or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true.

Transfers of Shares

Except as otherwise described below, no person shall become a substituted Shareholder without the consent of the Board, or the Adviser, which consent may be withheld for any reason in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Shareholder; or (ii) with the consent of the Board (which may be withheld in its sole discretion). Under certain circumstances, the Board has delegated to the Adviser authority to consent to transfers of Shares. The Board has also delegated to the Adviser authority to admit Shareholders. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board, or the Adviser, that the proposed transferee meets any requirements imposed by the Fund with respect to investor suitability and must be accompanied by a properly completed investor certification. The

Board, or the Adviser, may not consent to a transfer of Shares by a Shareholder unless such transfer is to a single transferee or after the transfer of a portion of the Shares, the investment balance of each of the transferee and transferor is not less than $25,000. A Shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee that acquires Shares in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Shareholder or otherwise, shall be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares and to tender the Shares for repurchase by the Fund, but shall not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder. If a Shareholder transfers Shares with the approval of the Board, or the Adviser, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By purchasing Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder in connection with any such transfer.

DIVIDENDS AND CAPITAL GAINS

Dividends

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund’s investment portfolio, the expenses borne by the Shares, any distributions made to the Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code.

Capital Gains Distributions

The Fund may realize capital gains on the sale of its interests in Portfolio Funds. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Choice for Receiving Distributions

When you open your account, you may specify on your application how you would prefer to receive your dividends and distributions. Because the Fund’s tax treatment would require the Fund to make certain annual distributions to the Shareholders, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Under the program, when a Shareholder’s distribution is reinvested, additional Shares will be issued to that Shareholder in an amount equal in value to the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without a sales charge, in additional full and fractional Shares.

Dividends and distributions are generally taxable to Shareholders, as discussed below, whether they are reinvested in Shares or received in cash. Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Shares (provided that a minimum account balance of $25,000, as of the date that the Fund values Shares for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash, or to receive a copy of the automatic reinvestment program, please email lazardis@bnymellon.com or call (866) 211-4521.

DESCRIPTION OF SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. The Board is authorized to increase or decrease the number of Shares issued. Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Trustees have the power to pay expenses of the Fund prior to paying dividends or distributions to Shareholders.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its Shares. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form.

ERISA CONSIDERATIONS

CIRCULAR 230 NOTICE — THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

General

Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of ERISA (an “ERISA Plan”), an individual retirement account or a Keogh plan subject solely to the provisions of the Code1 (an “Individual Retirement Fund”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors of the potential investment, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan’s funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Interests or to transfer their Interests. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should

[1] References hereinafter made to ERISA include parallel references to the Code.

determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Plan Assets Defined

ERISA and applicable DOL regulations describe when the underlying assets of an entity in which benefit plan investors (“Benefit Plan Investors”) invest are treated as “plan assets” for purposes of ERISA. Under ERISA, the term Benefit Plan Investors is defined to include an “employee benefit plan” that is subject to the provisions of Title I of ERISA, a “plan” that is subject to the prohibited transaction provisions of Section 4975 of the Code, and entities the assets of which are treated as “plan assets” by reason of investment therein by Benefit Plan Investors.

Under ERISA, as a general rule, when an ERISA Plan invests assets in another entity, the ERISA Plan’s assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. However, when an ERISA Plan acquires an “equity interest” in an entity that is neither: (a) a “publicly offered security;” nor (b) a security issued by an investment fund registered under the 1940 Act, then the ERISA Plan’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that: (i) the entity is an “operating company;” or (ii) the equity participation in the entity by Benefit Plan Investors is limited.

Under ERISA, the assets of an entity will not be treated as “plan assets” if Benefit Plan Investors hold less than 25% (or such higher percentage as may be specified in regulations promulgated by the DOL) of the value of each class of equity interests in the entity. Equity interests held by a person with discretionary authority or control with respect to the assets of the entity and equity interests held by a person who provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate of any such person (other than a Benefit Plan Investor) are not considered for purposes of determining whether the assets of an entity will be treated as “plan assets” for purposes of ERISA. The Benefit Plan Investor percentage of ownership test applies at the time of an acquisition by any person of the equity interests. In addition, an advisory opinion of the DOL takes the position that a redemption of an equity interest by an investor constitutes the acquisition of an equity interest by the remaining investors (through an increase in their percentage ownership of the remaining equity interests), thus triggering an application of the Benefit Plan Investor percentage of ownership test at the time of the redemption.

Plan Asset Consequences

The Board anticipates that the investments in the Fund by Benefit Plan Investors may equal or exceed 25% of the value of the Interests. However, because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund should not be treated as “plan assets” under ERISA for purposes of ERISA’s fiduciary responsibility and ERISA’s and the Code’s prohibited transaction rules. Thus, neither the Board nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

Representations by Plans

An ERISA Plan proposing to invest in the Fund will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan’s investments are, aware of, and understand, both the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

AN INVESTMENT IN THE FUND BY AN ERISA PLAN IS SUBJECT TO ERISA. ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND.

ERISA Plans and Individual Retirement Funds Having Prior Relationships with the members of the Board and/or any of their Affiliates

Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the members of the Board and/or their affiliates. Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Similar provisions are imposed by the Code with respect to Individual Retirement Funds. ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Interests.

TAX MATTERS

The following is a summary of certain aspects of the income taxation of the Fund and its Shareholders which should be considered by a prospective Shareholder. The Fund has not sought a ruling from the Service or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the “Regulations”) and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE SHAREHOLDER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Shareholder is urged to consult its own counsel regarding the acquisition of Shares.

The Fund has elected to be classified as an association taxable as a corporation for Federal tax purposes and (i) has elected to be treated as, and (ii) intends to operate in a manner to qualify as, a “regulated investment company” under Subchapter M of the Code (“RIC”). Certain requirements under Subchapter M and additional information regarding the Fund’s tax treatment are described below in “Tax Treatment.”

Tax Treatment

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. In each year that the Fund so qualifies, it will pay no Federal income tax on the earnings or capital gains it distributes to its Shareholders. This avoids a “double tax” on that income and capital gains, since Shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Shares are held in a retirement account or the Shareholder is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund. If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Shares would give rise to unrelated business taxable income to such tax-exempt investor. You should be aware of the following tax implications of investing in the Fund:

•

Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. For taxable years beginning after December 31, 2012, dividends paid from net investment taxable income that are designated by the Fund as being derived from “qualified dividend income” are taxable to individuals at the rates currently applicable to long-term capital gains. Distributions of the Fund’s long-term capital gains are taxable as long-term capital gains. It does not matter how long you have held your Shares.

•

Every calendar year the Fund will send you and the IRS a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions, including dividends reinvested in Shares under the reinvestment program, the Fund paid to you in the previous calendar year. The tax information the Fund sends you will separately identify any long-term capital gains distribution (if any) the Fund paid to you.

•

Because value of Shares fluctuates, you may have a capital gain or loss when your Shares are repurchased or you exchange them. A capital gain or loss generally is the difference between the price you paid for the Shares and the price you received when they were accepted for repurchase or exchange. Generally, when Shares you have tendered are repurchased, you must recognize any capital gain or loss on those Shares. Capital gains will be long-term or short-term depending on how long you have held the Shares.

•	If you buy Shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the Shares will be returned to you as a taxable distribution.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to Shareholders. The Fund will identify returns of capital in Shareholder notices.

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund does not expect to be subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to Shareholders. That qualification enables the Fund to “pass through” its distributed income and net capital gains to Shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does not qualify as a RIC during any period, it may be treated for U.S. Federal income tax purposes as an ordinary corporation and may receive no tax deduction for payments made to Shareholders during that period.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) or net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code).

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of “other issuers.” As to each of those “other issuers,” the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund’s total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Satisfaction of the various tests that must be met to maintain the Fund’s tax status as a regulated investment company under Subchapter M of the Code requires significant support from certain of the underlying Portfolio Funds. In addition, as a related matter, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. The risks of not receiving accurate information from the Portfolio Funds include failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.

Based on the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Excise Tax on Regulated Investment Companies

Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Adviser might determine in a particular year that it would be in the best interests of Shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to Shareholders.

Failure to Qualify as a Regulated Investment Company

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will (assuming the remedies previously discussed are not exercised) be taxed in the same manner as an ordinary corporation and distributions to its Shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will (assuming the remedies previously discussed are not exercised) constitute dividends, which will generally be eligible for the dividends received deduction available to corporate Shareholders. Furthermore, in such event, individual Shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. Federal income taxation as described herein.

Distributions

In general, distributions will be taxable for Federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. Dividends paid out of the Fund’s investment company taxable income will be taxable to a Shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether such dividends are paid in cash or reinvested in additional Shares. As described below under “Passive Foreign Investment Companies,” the Fund expects that its distributions attributable to its investments in the Portfolio Funds will generally be taxable to Shareholders at ordinary income rates.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund would be taxable to Shareholders at reduced rates to the extent provided below. The Fund does not currently expect, however, that it will earn qualified dividend income or long-term capital gains and, therefore, does not anticipate that it will make such distributions to Shareholders. Likewise, the Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

The maximum ordinary income tax rate for individuals is 39.6% and, in general, the maximum individual income tax rate for “qualified dividend income” and long-term capital gains is 20%2. In addition, for taxable years beginning after December 31, 2012, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on “net investment income” (“NII”) (or undistributed NII, in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount3.

Shareholders will be notified annually as to the U.S. Federal income tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

Passive Foreign Investment Companies

The Fund intends to acquire interests in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes. Investments in PFICs may at any point in time constitute a substantial proportion of the Fund’s investments.

The Fund may to elect to “mark to market” all shares that it holds in PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for reductions in the value of PFIC stock that occurs after October 31 of such taxable year and for deferral of losses from the prior taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to

[2]	The quoted tax rates are effective for taxable years beginning after December 31, 2012.
[3]	The amount is $250,000 for married individuals filling jointly, $125,000 for married individuals filing separately, $200,000 for all other individual and the dollar amount at which the highest income tax bracket for estates or trusts begins.

the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or one of the following eight taxable years, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distribution to Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to the Fund’s shareholders) in excess of the distributions that it receives from PFICs. Accordingly, the Fund may need to borrow money or to dispose of its interests in the Portfolio Funds, which may occur at inopportune times, in order to make the required distributions.

If the Fund does not make the “mark-to-market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. The Fund may take the position that income and gain included pursuant to a QEF election constitutes qualifying income under the income test described above. However, the Service has indicated that it may issue guidance which could affect the manner in which QEF inclusions are treated by the Fund.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to the Fund’s Shareholders. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Investments Through Subsidiaries

To facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Fund also may make investments through corporate subsidiaries, including through U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes.

A non-U.S. corporate subsidiary (a “Non-U.S. Subsidiary”) may be treated as a controlled foreign corporation, and the Fund may be treated as a “U.S. Shareholder” of the Non-U.S. Subsidiary. If the Fund is treated as a U.S. Shareholder of a Non-U.S. Subsidiary, the Fund will be required to include in its gross income all of the Non-U.S. Subsidiary’s “subpart F income.” “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Non-U.S. Subsidiary, such loss generally is not available to offset the income of the Fund. The recognition by the Fund of the Non- U.S. Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Non-U.S. Subsidiary. Distributions by the Non-U.S. Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income,” and will reduce the Fund’s tax basis in the Non-U.S. Subsidiary.

As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Code. Commodity-linked investments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the IRS previously has issued a number of private letter rulings

(“PLRs”) that indicate that certain income from a fund’s investment in a controlled foreign corporation will constitute “qualifying income” for purposes of Subchapter M of the Code, the IRS has suspended issuance of further PLRs pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in the PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Non-U.S. Subsidiary might not be “qualifying income” and the Fund might not qualify as a regulated investment company for one or more years, which would adversely affect the value of the Fund and the favorable tax treatment of the Fund.

Sale or Exchange of Shares

Upon the sale or other disposition of Shares (including through the repurchase of Shares by the Fund) that a Shareholder holds as a capital asset, the Shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the Shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the Shareholder’s holding period for the Shares. Generally, a Shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or other disposition will be disallowed to the extent that the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received by the Shareholder (or amounts credited as undistributed capital gains) with respect to such Shares.

Under certain circumstances, however, proceeds of a repurchase offer received by a Shareholder will be treated as a dividend paid to that Shareholder, rather than as amounts received in exchange for tendered Shares.

Under Treasury regulations, if a Shareholder recognizes a loss with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must attach to its tax return and also separately file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, members of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to members of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Hedging and Derivatives Transactions

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to Shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Other Investments

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign “high yield” securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Shareholders.

Section 1256 Contracts

The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI on dividend income paid by the Fund and generally on any gain realized on the sale of Shares if it borrows to acquire Shares. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by the Fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

Foreign Taxes

Investment income that may be received by the Fund or by Portfolio Funds in which the Fund invests from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The amount of foreign taxes paid by the Portfolio Funds will generally not “pass through” to the Funds Shareholders for foreign tax credit purposes.

Foreign Shareholders

U.S. federal income taxation of a Shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a

“Foreign Shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

Except as provided below, if the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. A corporate Foreign Shareholder may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. (See “Backup Withholding” below.)

In order to avoid a U.S. withholding tax of 30% on a non-U.S. investor’s share of certain payments (including payments of gross proceeds) made with respect to certain actual and deemed U.S. investments, (i) such non-U.S. investor will generally be required to provide identifying information with respect to certain of its direct and indirect U.S. owners or (ii) if such non-U.S. investor is a “foreign financial institution” within the meaning of Section 1471(d)(4) of the Code, such non-U.S. investor will generally be required to register with the Service by June 30, 2014 and agree to identify certain of its own direct and indirect U.S. account holders (including debtholders and equityholders). Any such information provided to the Fund will be shared with the Service. Non-U.S. investors should consult their own tax advisors regarding the possible implications of these rules on their investment in Shares.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Backup Withholding

The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28%. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder’s U.S. Federal income tax liability, provided the required information is furnished to the IRS.

Cost Basis Reporting

As part of the Energy Improvement and Extension Act of 2008, funds are required to report to you and the Internal Revenue Service the “cost basis” of Shares acquired by a Shareholder on or after January 1, 2012 (“Covered Shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a Share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the Shares results in a gain or loss. If you redeem Covered Shares during any year, then the Fund will report the cost basis of such Covered Shares to the IRS and you on Form 1099-B.

The Fund will permit Shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis in your Covered Shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to your account. The cost basis method elected or applied may not be changed after the settlement date of a sale of Shares.

If you hold Fund Shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account.

Prospective investors are urged to consult their own tax advisors regarding specific questions about application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their Fund distributions.

The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal income tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also will be sent quarterly reports regarding the Fund’s operations after the end of each quarter. Any Shareholder may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

The Fund’s financial statements and the report of the independent registered public accounting firm thereon for the fiscal year ended March 31, 2013 are included in the Fund’s SAI, which is available upon request from the Fund. The Annual Report, when available, is filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder and will contain schedules of the Fund’s portfolio investments and certain other financial information.

GENERAL INFORMATION

Fiscal Year

For accounting purposes, the 12-month period ending March 31st of each year will be the fiscal year. For tax purposes, the 12-month period ending October 31 of each year will be the taxable year of the Fund.

Custodian; Administrator

The Bank of New York Mellon serves as the primary custodian of the assets of the Company (the “Custodian”) and may maintain custody of these assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements of Section 17(f) of the 1940 Act and related rules. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of the Custodian. The Custodian’s principal business address is One Wall Street, New York, New York 10286.

BNYM-AIS provides administration, accounting and investor services to the Fund, which are in addition to the services provided by the Adviser to the Fund, as described above. In consideration for these services, the Fund pays the Administrator a fee based on a percentage of the Fund’s net assets plus reimbursement of certain out-of-pocket expenses. BNYM-AIS’ principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Independent Registered Public Accounting Firm

The Board has selected Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, PA 19103, as the independent registered public accounting firm of the Fund.

Legal Counsel

Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Fund. Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Independent Trustees.

Shareholder Inquiries

Inquiries concerning the Fund and Shares (including information concerning purchasing and withdrawal procedures) should be directed to your Selling Agent. All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

More information about the Fund is available in the SAI. The SAI is incorporated by reference into this Prospectus. The Fund files with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to Shareholders. The Fund’s annual and semi-annual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).

From time to time, additional Fund information, such as risk and exposure reports, or the Portfolio Manager’s market outlook or industry assessments, may be made available. To the extent permitted by law, such information, as well as the Prospectus, SAI and Shareholder reports, may be obtained free of charge by contacting your financial advisor.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Financial Statements	S-i

PRIVACY POLICY

Revised May 2011

FACTS	What does Lazard do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•  Social Security number and credit history
•  Assets and income
•  Account transactions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?

For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes—to offer our products and services to you	No	We do not share

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We do not share

For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are

Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage

What we do

How does Lazard protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.

How does Lazard collect my personal information?

We collect your personal information, for example, when you:
•  Open an account
•  Seek advice about your investments
•  Direct us to buy securities
•  Direct us to sell your securities
•  Enter into an investment advisory contract
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies

Why can’t I limit all sharing?

Federal law gives you the right to limit only:
•  Sharing for affiliates’ everyday business purposes—information about your creditworthiness
•  Affiliates from using your information to market to you
•  Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates may include financial companies whose names include “Lazard”.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Lazard does not share information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Lazard does not jointly market

Other important information

Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

APPENDIX A

FORM OF INVESTOR CERTIFICATION
LAZARD ALTERNATIVE STRATEGIES 1099 FUND (THE “FUND”)

Please mail completed form to:
Lazard Alternative Strategies 1099 Fund
c/o BNY Mellon Investment Servicing
PO Box 9782
Providence, RI 02940-5078
Tel #: 1-866-211-4521
Fax # 508-599-7876
E-mail: AILazard@bnymellon.com

Under penalties of perjury, I certify that:

1.

The number shown on page 3 of this form is my correct taxpayer identification number. I further certify that my name, home address (in the case of an individual) and business address (in the case of an entity), as they appear on page 3 of this form, are true and correct.

2.

I am not subject to backup withholding because I am exempt from backup withholding or I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends; or the IRS has notified me that I am no longer subject to backup withholding.

3.

I am a U.S. person (including a U.S. resident alien) and NOT (1) a non-resident alien or (2) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity.

I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

Certification instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

By signing this application, under penalties of perjury, I certify that:

•

I am: (A) (i) a natural person (including participants in individual retirement accounts), who has (a) an individual net worth*, or joint net worth with their spouse, in excess of $1 million, or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year; (ii) an entity, including a corporation, foundation, endowment, partnership or limited liability company, that has total assets in excess of $5 million and that was not formed for the specific purpose of acquiring the

*

For purposes of this Investor Certification, the term “net worth” means the excess of total assets at fair market value, including home furnishings and automobiles, over total liabilities; provided that, (i) the Investor’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the Investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the Shares, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of the Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and (iii) indebtedness that is secured by the Investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares shall be included as a liability.

securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million; or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a “sophisticated person” is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.

•

I have read the prospectus of the Fund, including the investor suitability provisions contained therein, and agree to be bound by the terms and provisions set forth therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

•	I am aware of the Fund’s limited provisions for transferability and withdrawal and have carefully read and understand the provisions relating to repurchase offers in the prospectus.

•	I have the authority and legal capacity to purchase Fund shares.

•	All information provided in this application is true and accurate.

•

I understand that the Fund and its affiliates are relying on the certifications and agreements made herein in determining my suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification

•

I agree to indemnify and hold harmless Lazard Alternatives, LLC, Lazard Asset Management Securities LLC, the Fund, and each of their respective, affiliates, directors, officers, employees and agents from any losses, expenses, costs or liability which I may incur in connection with this application and the certifications herein, including liability that may be incurred as a result of any certification being untrue in any respect, and any other instructions given in writing or by telephone which are reasonably believed to be genuine.

•	For investors acting as trustee, custodian or nominee for a beneficial owner of a government entity**:

•

Investor is an entity substantially owned by ____________________________________, a government entity (e.g., a single investor vehicle) and the investment decisions of such entity are made or directed by such government entity.

**

For these purposes, “government entity” means any U.S. state (including any U.S. state, the District of Columbia, Puerto Rico, the U.S. Virgin Islands or any other possession of the United States) or political subdivision of a state, including:

(i)	any agency, authority, or instrumentality of the state or political subdivision;

(ii)	a pool of assets sponsored or established by the state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan”, as defined in section 414(j) of the Internal Revenue Code, or a state general fund;

(iii)	a plan or program of a government entity; and

(iv)

officers, agents, or employees of the state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity. (Note that any such officers, agents, or employees will not be considered a government entity if they are making an investment in the Fund not in their official capacity.)

Please note that, if you enter the name of a government entity above, the Fund will treat you as the government entity for purposes of Rule 206(4)-5 (the “Pay to Play Rule”) promulgated under the U.S. Investment Advisers Act of 1940, as amended.

•

If the investor is (i) a government entity, (ii) acting as trustee, custodian or nominee for a beneficial owner that is a government entity, or (iii) an entity described above, the Investor hereby certifies that: other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Fund, its investment manager or their affiliates in connection with the investor’s purchase of Fund shares.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Please check one of the following boxes: ☐ Initial Investment ☐ Additional Investment

Date of Fund prospectus: _____________________________________________________________________________________

Initial Amount Invested: $____________________Additional Amount Invested: $________________________________________

Print Investor Name: ________________________________________________________________________________________

Investor Signature: _______________________________________ Date: _____________________________________________

Investor Address: __________________________________________________________________________________________

Investor Email Address: _____________________________________________________________________________________

IRA Custodian Signature (if applicable): ________________________________________________________________________

Account Number (if applicable):

DISTRIBUTION OPTIONS: If no option is selected, all payments will be reinvested in additional shares of the Fund
Dividends: ☐ Reinvest ☐ Pay in Cash
Capital Gains: ☐ Reinvest ☐ Pay in Cash
☐ Check this box to have your distributions sent to your U.S. bank account via the Automated Clearing House. (Please complete information below)

Your U.S. bank account information must be on file in order to receive distributions or redemptions directly into your account. If you do not provide bank information, proceeds from distributions and redemptions will be sent by check to the address of record.

Name of U.S Bank Savings Account (provide ABA and account number)

Checking Account Number and Registered Name on Account (Attach voided check)

Entity Type: _______________________________________________________________

Financial Advisor Name: _____________________________________________________

Financial Advisor Firm: ______________________________________________________

Financial Advisor Telephone Number: ______________ Financial Advisor Account Number: ______________

Please indicate your preference of Cost Basis Relief
☐	FIFO (first in, first out)	☐	LOFO (lowest in, first out)
☐	Average Cost	☐	HILT (highest long term, first out)
☐	Specific Lot Identification	☐	HIST (highest short term, first out
☐	LIFO (last in, first out)	☐	LILT (Lowest long term, first out)
☐	HIFO (highest in, first out)	☐	LIST (lowest short term, first out)
If none selected, the default will be Average Cost

APPENDIX B

ADVISER PERFORMANCE INFORMATION

Lazard Alternatives, LLC (the “Adviser”) employs an investment program for Lazard Alternative Strategies 1099 Fund (the “Fund”) that is substantially the same as the investment program that it employs in managing another investment vehicle that has an investment objective, program, policies and strategies that are substantially the same as those of the Fund (the “Other Investment Vehicle”). The Adviser selects on behalf of the Other Investment Vehicle various Portfolio Managers with which it will invest the Other Investment Vehicle’s assets. The personnel of the Adviser who are responsible for managing the investments of the Fund manage the Other Investment Vehicle.

Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Investment Vehicle. The Adviser will evaluate for the Fund and for the Other Investment Vehicle a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Investment Vehicle at a particular time. Because these considerations may differ for the Fund and the Other Investment Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Other Investment Vehicle will differ. (See “Potential Conflicts of Interest” on page 43.)

The following tables set forth monthly performance information of the Fund, the Other Investment Vehicle and various indices for the periods indicated. The returns shown for the Other Investment Vehicle reflect the actual fees and expenses incurred by the Other Investment Vehicle. The table should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Prospective investors should recognize that the Fund’s fees and expenses may be higher than those of the Other Investment Vehicle. Accordingly, had the Other Investment Vehicle’s performance records reflected the Fund’s fees and estimated expenses, the Other Investment Vehicle’s returns shown in the table may have been lower. Furthermore, there are certain differences between the investment policies of the Fund and the Other Investment Vehicle. Unlike the Fund, the Other Investment Vehicle is not subject to certain investment limitations and diversification requirements imposed by applicable tax regulations, which, if applicable, could have adversely affected the performance results of the Other Investment Vehicle. The future performance of the Fund, the Other Investment Vehicle and the various indices may differ.

Performance Information of the Fund1

MONTHLY RETURNS AS OF AUGUST 31, 2013

	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD

2011											-0.6%	-0.1%	-0.7%

2012	0.7%	1.4%	0.1%	0.1%	-0.5%	-0.8%	0.9%	0.7%	0.5%	-0.2%	0.6%	1.2%	5.0%

2013	1.8%	-0.3%	0.6%	1.3%	0.6%	-1.2%	-0.5%	1.2%					1.0%

1

Reflects returns for the period from the Fund's commencement of operations on November 1, 2011 through August 31, 2013. The information contained in the table was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS

Performance Information of Other Investment Vehicle1

MONTHLY RETURNS AS OF AUGUST 31, 2013

	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD

2001									0.0%	1.2%	0.4%	0.7%	2.4%

2002	0.6%	0.5%	0.2%	1.6%	0.7%	-0.3%	-1.5%	0.7%	0.6%	0.1%	0.5%	1.1%	4.8%

2003	1.6%	0.7%	0.4%	1.0%	1.4%	0.7%	0.6%	0.7%	1.3%	0.6%	0.7%	1.1%	11.5%

2004	0.7%	1.3%	-0.3%	-0.2%	-0.9%	1.0%	0.7%	-0.2%	0.0%	0.6%	1.4%	1.2%	5.3%

2005	-0.2%	1.0%	-0.2%	-1.8%	-0.9%	1.0%	2.0%	0.5%	1.1%	-0.5%	1.3%	1.4%	4.6%

2006	3.3%	0.3%	1.7%	1.5%	-1.2%	-0.3%	-0.6%	0.3%	0.5%	1.2%	1.7%	1.6%	10.3%

2007	1.5%	0.8%	1.1%	1.2%	2.1%	0.8%	1.1%	-1.6%	1.5%	1.9%	-1.3%	0.2%	9.8%

2008	-2.1%	1.5%	-1.9%	1.0%	1.0%	-1.3%	-1.8%	-0.9%	-4.2%	-1.3%	-1.5%	-0.8%	-11.7%

2009	1.8%	0.3%	-0.3%	0.9%	2.3%	-0.1%	2.0%	0.6%	0.9%	0.5%	0.8%	0.9%	11.1%

2010	-0.5%	0.5%	1.3%	1.0%	-1.9%	-0.5%	0.8%	0.7%	1.1%	1.0%	0.2%	1.5%	5.3%

2011	0.7%	1.5%	0.4%	0.7%	-0.8%	-1.4%	1.0%	-1.5%	-3.3%	0.3%	-0.2%	-0.4%	-3.1%

2012	0.9%	1.4%	-0.1%	0.2%	0.0%	-0.6%	1.4%	0.7%	0.5%	0.1%	0.6%	1.1%	6.3%

2013	1.9%	-0.2%	0.8%	1.4%	0.6%	-0.9%	-0.4%	-0.6%					2.7%

ANNUAL RETURNS FOR EACH CALENDAR YEAR

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

Other Investment Vehicle[1]	4.8%	11.5%	5.3%	4.6%	10.3%	9.8%	-11.7	11.1%	5.3%	-3.1%	6.3%

HFRI FOF Composite Index[2]	1.0%	11.6%	6.9%	7.5%	10.4%	10.3%	-21.4%	11.5%	5.7%	-5.7%	4.8%

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2013

	1 Year	5 Year	10 Year	Since Inception

Other Investment Vehicle[1]	5.2%	2.8%	4.3%	4.8%

HFRI FOF Composite Index[2]	5.9%	0.4%	3.5%	3.6%

RISK STATISTICS3 AS OF AUGUST 31, 2013

	Average Annual Total Returns Since Inception[3]	Standard Deviation[4]	Sharpe Ratio[5]

Other Investment Vehicle[1]	4.8%	3.8%	0.8%

HFRI FOF Composite Index[2]	3.5%	5.2%	0.4%

1

Reflects returns for the period from the Other Investment Vehicle’s commencement of operations on September 1, 2001 through August 31, 2013. The information contained in the table was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

2

The Hedge Fund Research Fund of Fund Composite Index (HFRI FOF Composite Index) is only being provided to show how the Other Investment Vehicle’s returns compare with a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. The index is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index. Returns take into account the fees and expenses charged by the portfolio funds comprising the HFRI FOF Composite Index.

3	Returns and Risk numbers are measured from the commencement of investment operations of the Other Investment Vehicle on September 1, 2001.

4	A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

5

A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Other Investment Vehicle or the Fund. Past performance is not indicative of future results or the performance of any account managed by the Adviser, including the Fund and the Other Investment Vehicle. There is no guarantee that the Fund will achieve its investment objective.

LAZARD ALTERNATIVE STRATEGIES 1099 FUND

STATEMENT OF ADDITIONAL INFORMATION
October 17, 2013

c/o Lazard Alternatives, LLC
30 Rockefeller Plaza
New York, New York 10112
(212) 632-6000

                    This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Lazard Alternative Strategies 1099 Fund (formerly known as “Lazard Multi-Strategy 1099 Fund”) (the “Fund”), dated October 17, 2013. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

                    This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                    Except for the financial information discussed below, all information that is required to be provided in a statement of additional information has been included in the Fund’s Prospectus, dated October 17, 2013.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Financial Statements

As of and for the Year Ended March 31, 2013 and

Report of Independent Registered Public Accounting Firm

   Lazard Alternative Strategies 1099 Fund

     (A Delaware Statutory Trust)

Lazard Alternative Investments

May 2013

Dear Investor,

Lazard Alternative Strategies 1099 Fund (the “Fund”) posted a +4.7% return for the year ended March 31, 2013. Since inception on November 1, 2011, the Fund has posted an annualized return of +4.5%, net of all fees.

	April 1, 2012 to March 31, 2013	Annualized Since Inception (November 1, 2011)
	Total Return	Total Return
Lazard Alternative Strategies 1099 Fund[1]	4.7%	4.5%

For the 12 month period ended March 31, 2013, domestic equity markets kept pace with most developed world indices. The S&P 500, Dow Jones and Nasdaq composite were up 11.4%, 10.3% and 5.7%, respectively. The Russell 2000 outshined those returns, rising 14.6% over the period. European markets were up across the board with the MSCI European index up 10.9%. European small-cap stocks outperformed large caps by more than 5%. The CAC 40, DAX and FTSE all returned more than 9%. Asian markets continued the trend with the MSCI Asia Index up 5.33%. Japanese small-cap stocks led the way, returning a remarkable +67%. Emerging markets were mixed with the MSCI Emerging Markets Index falling -0.6%. BRIC countries were mostly negative with Brazil, Russia, and China losing between -1 and -13%. In contrast, India returned a notable +8%.

Commodities displayed higher volatility levels and wide dispersion. The outliers were soft commodities such as coffee and sugar with both losing more than -25% while grains such as wheat and corn experienced single digit gains. Within the energy complex, crude oil lost -10% while natural gas gained more than 89%. Metals were generally negative with palladium, the lone outlier of the group, gaining more than 17%.

U.S. Treasury yields were roughly flat on the short end of the curve. The yields in the middle and long end of the curve fell between -9 and -39 bps.

The US Dollar behaved uneventfully against most key currencies (-1% to +5%) with the notable exception of its 13.7% rise against the Japanese Yen on the expectations that a decidedly weaker Yen might figure more prominently in a more activist Bank of Japan policy framework in 2013. The US Dollar strengthened more than 10% against the Argentine Peso, Mexican Peso, Indian Rupee and the Brazilian Real.

1 Returns are reported net of fees. The performance quotes represents past performance. Past performance does not guarantee future results.

[2]	As of March 31, 2013. Allocations are subject to change.

1

Lazard Alternative Investments

Despite the current market volatility, and the potential for more, we expect that opportunities for hedge funds continue to be quite abundant. In fact, volatility itself can be a source of returns that hedge funds can monetize. Also, even if the VIX and index volatility rise, if dispersion between sectors, regions and companies continues to rise as it did over the first quarter of 2013, it is possible that hedge funds’ security specific research and alpha edges can generate positive returns irrespective of the direction and magnitude of index moves. This remains our base case scenario and the source of our optimism for the portfolio going forward.

We believe the portfolio remains balanced with opportunities for both trading as well as security selection alpha and relatively little embedded market beta. We continue to identify and process new ideas through our diligence pipeline. We believe that we have made progress implementing a portfolio balanced between protecting against extreme outcomes and generating returns driven primarily by manager skill and, in the near term, intend to continue down this path.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,

Kit Boyatt	Christian Frei	Chris Heasman
Director	Director	Director
Lazard Asset Management LLC	Lazard Asset Management LLC	Lazard Asset Management LLC
Lazard Alternatives, LLC	Lazard Alternatives, LLC	Lazard Alternatives, LLC

References to underlying managers or funds should not be considered a recommendation to purchase or sell any particular underlying managers or funds. There is no assurance that any investments discussed herein will remain in the Fund’s portfolio. The investments discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings. It should not be assumed that any of the investments discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the investments discussed herein. Allocations and underlying fund selection are subject to change. There is no assurance that the Fund will achieve its investment objective. The Fund has a limited operating history. The investment return and principal value of an investment in the Fund will fluctuate; an investor’s shares, when redeemed, may be worth more, or less, than their original cost.

The performance of the Fund is largely dependent on the talents and efforts of certain individuals. There can be no assurance that investment professionals responsible for managing the Fund will continue to be associated with the firm and the failure to retain such investment professionals could have an adverse effect on the Fund.

Unlike traditional mutual funds, an investment in the Fund is not liquid and no public market exists for shares of the Fund and none is expected to develop in the future. The Fund may, from time to time, offer to repurchase a certain number of shares in amounts and on terms and conditions as the Board of Trustees may determine; however, the Fund is not required to do so. Additionally, there may be substantial restrictions on a shareholder’s ability to transfer shares of the Fund.

While the Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended, it is not anticipated that any of the underlying funds will be registered with the SEC, although certain of the investment advisers of such funds may be so registered. Therefore, the underlying funds may be subject to little or no regulatory supervision. An investment in the Fund is not suitable for all investors. Specifically, an investment in the Fund, and alternative investments generally, is only appropriate for experienced and sophisticated investors who are willing and able to bear the risks associated with such an investment. Investors should carefully review and consider these potential risks before investing, including those relating specifically to the Fund’s structure as a fund that invests in underlying hedge funds. Please consider the Fund’s investment objective, risks, charges, and expenses carefully before investing. For more complete information about the Fund, and to obtain a prospectus, you may call (800) 823-6300 or visit www.LazardNet.com. The prospectus contains investment objectives, risks, charges, and expenses and additional information about the Fund not included in this document. Please read the prospectus carefully before investing.

To qualify for tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code, the Fund must satisfy certain requirements, including, among others, asset diversification and income distribution. Disqualification as a RIC would have a material adverse effect on the value of the Fund’s shares and the amount of the Fund’s distributions to shareholders.

The underlying funds in which the Fund may invest are charged asset based fees by the investment managers of such funds which are generally expected to range from 1% to 3% of assets under management in addition to performance based compensation generally expected to be between 10% and 30% of annual net profits, but may vary. An investment manager of an underlying investment fund will receive performance compensation to which it is entitled irrespective of the performance of other underlying investment funds. As such, an underlying investment fund with positive performance may receive performance compensation from the Fund even if the Fund’s overall return is negative. These fees and expenses may offset the Fund’s profits.

Information and opinions presented have been obtained or derived from sources believed by Lazard Asset Management, LLC (“LAM”) to be reliable. LAM makes no representation as to their accuracy or completeness. All opinions expressed herein are as of March 31, 2013 and are subject to change.

© 2013 Lazard Asset Management LLC

2

Deloitte & Touche LLP 500 College Road East Princeton, NJ 08540-6635 USA Tel: (609) 514-3600 Fax: (973) 602-5050 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lazard Alternative Strategies 1099 Fund:

We have audited the accompanying statement of assets, liabilities, and net assets of Lazard Alternative Strategies 1099 Fund (a Delaware Statutory Trust) (the “Fund”), including the schedule of investments, as of March 31, 2013, and the related statements of operations and cash flows for the year ended March 31, 2013 and the statement of changes in net assets for the year ended March 31, 2013 and for the period from November 1, 2011 (commencement of operations) through March 31, 2012. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2013, by correspondence with underlying fund advisers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lazard Alternative Strategies 1099 Fund as of March 31, 2013, the results of its operations and its cash flows for the year ended March 31, 2013 and the changes in its net assets for the year ended March 31, 2013 and for the period from November 1, 2011 (commencement of operations) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $48,853,715 (89.88% of total assets) as of March 31, 2013, whose fair value has been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the underlying fund advisers.

May 30, 2013

Member of Deloitte Touche Tohmatsu Limited

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Schedule of Investments at March 31, 2013

	Cost	Percentage of Net Assets	Fair Value
Investments in Portfolio Funds (98.21%) #
Event Driven (29.31%)
Duet Global Plus Fund, Ltd.	$1,900,000	3.89%	$1,934,316
Engaged Capital I Offshore, Ltd.*	1,800,000	3.48%	1,731,279
Greywolf Capital Overseas Fund	1,550,000	3.10%	1,541,475
HG Vora Special Opportunities Fund, Ltd.	1,900,000	4.12%	2,051,314
Litespeed Offshore Fund, Ltd.	1,925,000	4.78%	2,374,925
Mudrick Distressed Opportunity Fund Offshore, Ltd.	1,950,000	4.56%	2,268,326
Numen Credit Opportunities Fund Inc.	2,300,000	5.38%	2,677,096
	13,325,000		14,578,731
Long/Short (29.07%)
Bronson Point Offshore Fund, Ltd.	2,100,000	4.57%	2,272,355
Everest Capital Emerging Markets, Ltd.	2,100,000	3.93%	1,953,487
Harvey SMidCap Offshore Fund, Ltd.	1,850,000	3.97%	1,974,092
Lakewood Capital Offshore Fund, Ltd.	2,525,000	5.80%	2,884,074
Permian Fund, Ltd.	2,525,000	6.03%	3,001,273
Sierra Europe Offshore, Ltd.	1,800,000	3.73%	1,857,115
Tempus Quo Offshore Fund, Ltd.	1,100,000	1.04%	519,227
	14,000,000		14,461,623
Relative Value (20.47%)
Blue Mountain Credit Alternatives Fund, Ltd.*	1,600,000	3.62%	1,797,876
Chenavari Multi-Strategy Credit Fund Limited	2,300,000	5.08%	2,526,247
GCA Credit Opportunities Offshore Fund, Ltd.	875,000	1.97%	982,535
Pine River Fixed Income Fund, Ltd.*	1,900,000	4.26%	2,120,267
Revelation Special Situations Offshore Fund, Ltd.	298,413	0.61%	304,734
WAF Offshore Fund, Ltd.*	2,175,000	4.93%	2,452,058
	9,148,413		10,183,717

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Schedule of Investments at March 31, 2013 (concluded)

	Cost	Percentage of Net Assets	Fair Value
Investments in Portfolio Funds (98.21%)# (concluded)
Tactical Trading (19.36%)
CCP Quantitative Fund, Ltd.	$1,875,000	4.05%	$2,011,525
Diamondback Offshore Fund, Ltd.*	76,258	0.16%	79,223
Discovery Global Focus Fund, Ltd.**	2,000,000	5.41%	2,693,933
Keynes Leveraged Quantitative Strategies Fund, Ltd.	1,900,000	3.87%	1,927,784
Kohinoor Core Fund	910,000	1.53%	760,677
Rubicon Global Fund	2,000,000	4.34%	2,156,502
	8,761,258		9,629,644
Total Investments in Portfolio Funds (98.21%)	$45,234,671		48,853,715
Other Assets, Less Liabilities (1.79%)			892,450
Net Assets (100.00%)			$49,746,165

#	Non-income producing securities.
*	Portfolio Fund has suspended redemptions or invoked gate provisions, or represents a similarly restricted investment.
**	Semi-annual liquidity.

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Assets, Liabilities and Net Assets

March 31, 2013

Assets

Investments in Portfolio Funds, at fair value (cost $45,234,671)	$48,853,715
Cash	3,502,519
Redemption receivable from Portfolio Funds	1,938,491
Due from affiliate	58,042

Total assets	54,352,767

Liabilities

Redemptions payable	3,238,326
Subscriptions received in advance	1,005,000
Advisory fee payable	186,500
Professional fees payable	52,200
Service fee payable	31,083
Board of Trustees’ fees	11,500
Distribution fee payable	6,217
Other accrued expenses	75,776

Total liabilities	4,606,602

Net Assets	$49,746,165

Represented by:
Share capital transactions (net)	$49,505,453
Accumulated net investment loss	(3,017,713)
Accumulated net realized loss	(360,619)
Accumulated net unrealized appreciation on investments	3,619,044

Net Assets	$49,746,165

Net asset value per share	$101.21

Number of authorized shares	unlimited
Number of outstanding shares	491,496.776

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Operations

For the Year Ended March 31, 2013

Expenses
Advisory fee	$603,925
Professional fees	197,735
Accounting and administration fees	151,442
Service fee	100,654
Offering expenses	62,439
Board of Trustees’ fees	49,000
Custodian fees	35,915
Distribution fee	20,131
Miscellaneous	21,956

Total expenses	1,243,197

Expense reimbursements	(321,921)

Net expenses	921,276

Net investment loss	(921,276)

Net realized and unrealized gain on investments in Portfolio Funds
Net realized gain from investments in Portfolio Funds	101,304
Net change in unrealized appreciation on investments in Portfolio Funds	2,891,636

Net realized and unrealized gain on investments in Portfolio Funds	2,992,940

Net increase in net assets resulting from operations	$2,071,664

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets

	For the Year Ended March 31, 2013	For the Period from November 1, 2011 (Commencement of Operations) to March 31, 2012
Net assets, beginning of year/period	$27,697,983	$—

Operating activities
Net investment loss	(921,276)	(246,858)
Net realized gain (loss) from investments	101,304	(67,567)
Net change in unrealized appreciation on investments in Portfolio Funds	2,891,636	727,408

Net increase in net assets resulting from operations	2,071,664	412,983

Distributions to shareholders
From net investment income	(2,243,935)	—

Net decrease in net assets resulting from distributions	(2,243,935)	—

Share capital transactions
Proceeds from issuance of shares	30,869,159	27,285,000
Proceeds from reinvestment of distributions	2,047,976	—
Payments on redemption of shares	(10,696,682)	—

Net increase in net assets resulting from capital transactions	22,220,453	27,285,000

Net increase in net assets	22,048,182	27,697,983

Net assets, end of year/period*	$49,746,165	$27,697,983

* Includes accumulated net investment loss	$(3,017,713)	$(246,858)

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Cash Flows

For the Year Ended March 31, 2013

Cash flows from operating activities:

Net increase in net assets resulting from operations	$2,071,664
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of Portfolio Funds, net of change in investments in Portfolio Funds paid in advance	(31,185,000)
Proceeds from redemption of Portfolio Funds, net of change in redemptions receivable from Portfolio Funds	11,749,608
Net realized gain from investments in Portfolio Funds	(101,304)
Net change in unrealized appreciation on investments in Portfolio Funds	(2,891,636)
Decrease in deferred offering costs	62,439
Decrease in due from affiliate	428,758
Increase in advisory fee payable	88,002
Decrease in professional fees payable	(1,771)
Decrease in Board of Trustees’ fees payable	(6,000)
Increase in service fees payable	14,665
Increase in distribution fee payable	2,935
Increase in other accrued expenses	37,113

Net cash used in operating activities	(19,730,527)

Cash flows from financing activities:

Capital subscriptions, net of change in subscriptions received in advance	30,094,159
Distributions paid	(195,959)
Capital redemptions, net of change in redemptions payable	(7,458,356)

Net cash provided by financing activities	22,439,844

Net increase in cash	2,709,317
Cash at beginning of year	793,202
Cash at end of year	$3,502,519

Supplemental disclosure of non-cash items:

Reinvestment of distributions	$2,047,976

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013

1.	Organization

Lazard Alternative Strategies 1099 Fund (the “Fund”) was formed on June 28, 2011 as a Delaware statutory trust, and commenced operations on November 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in hedge funds and other similar investment vehicles that are managed by a select group of portfolio managers (the “Portfolio Managers”) who invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund primarily invests in portfolio funds which are investment funds or investment companies which are not registered under the 1940 Act (the “Portfolio Funds”).

Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC (“LAM”), a Delaware limited liability company, serves as the Fund’s investment adviser (the “Investment Adviser” or “Lazard Alternatives”) pursuant to an investment advisory and management agreement under which it provides discretionary investment advice and day-to-day management services to the Fund.

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Net Asset Valuation

The net asset value of the Fund is determined as of the close of business on the last business day of each month. The Fund values interests in Portfolio Funds, valued at $48,853,715 (89.88% of total assets) as of March 31, 2013, at fair value in accordance with procedures established by the Board of Trustees of the Fund (the “Board”), which ordinarily will be the practical expedient, as defined under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement and Disclosures, determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective memoranda and articles of association, limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.

If the Investment Adviser determines that the most recent value reported by a Portfolio Fund does not represent fair value or if a Portfolio Fund fails to report a value to the Fund, a fair value determination is made under procedures established by, and under the general supervision of, the Board.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

Fair Value Measurement: In accordance with U.S. GAAP, the Fund applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques used to develop the measurements of fair value and related inputs during the period. These inputs are summarized in the three broad levels that follow.

Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Fund does not adjust the quoted price for these assets and liabilities.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds that the Fund has the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that the Fund does not have the ability to redeem at net asset value within ninety days of the measurement date).

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Fund classifies its investments based on the lowest level of input that is significant to the fair value measurement.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfer into Level 3 from Level 2 noted in the reconciliation table below is due to gate provisions imposed by a Portfolio Fund.

The following table summarizes the valuation of the Fund’s investments and the fair value hierarchy levels as of March 31, 2013:

Description	Total Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$14,578,731	$—	$12,847,452	$1,731,279
Long/Short	14,461,623	—	14,461,623	—
Relative Value	10,183,717	—	3,813,516	6,370,201
Tactical Trading	9,629,644	—	6,856,488	2,773,156
Total Investments in Portfolio Funds	$48,853,715	$—	$37,979,079	$10,874,636

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

The changes in investments measured at fair value for which the Fund used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that the Fund does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation / depreciation	Purchases	Redemptions	Transfers in	Transfers out	Balance as of March 31, 2013
Event Driven	$—	$—	$(68,721)	$1,800,000	$—	$—	$—	$1,731,279
Relative Value	2,248,578	—	571,623	3,550,000	—	—	—	6,370,201
Tactical Trading	1,101,246	—	592,687	1,000,000	—	79,223	—	2,773,156
Total	$3,349,824	$—	$1,095,589	$6,350,000	$—	$79,223	$—	$10,874,636

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2013 is $1,071,364 and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2013:

Type of Level 3 Investment	Fair Value as of March 31, 2013	Valuation Techniques	Unobservable Input
Portfolio Funds
Event Driven	$1,731,279	Unadjusted NAV as practical expedient	N/A
Relative Value	6,370,201	Unadjusted NAV as practical expedient	N/A
Tactical Trading	2,773,156	Unadjusted NAV as practical expedient	N/A
Total Level 3 Investments	$10,874,636

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Fund as of March 31, 2013. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other similar restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2013. During the current period, certain Portfolio Funds instituted a gate or suspended redemptions. For Portfolio Funds with gates or suspended redemptions, the Investment Adviser cannot estimate when the gate will be lifted or the suspension removed.

The Portfolio Funds in the event driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns may be relatively unaffected by the movements of markets, although the supply of opportunities in particular styles

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 15 to 120 day notice period. One Portfolio Fund in this strategy, representing 3.48% of net assets, is subject to investor level gate provisions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and falling markets. The strategy covers a wide range of risk and return combinations. The returns from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure practiced by most Portfolio Managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. All Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 90 day notice period. Three Portfolio Funds in this strategy, representing 12.81% of net assets, are subject to investor level gate provisions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or unhedged nature of the positions. The correlation of returns with traditional benchmarks tends to

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

be low. The tactical trading strategy can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary Portfolio Managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have weekly to semi-annual liquidity, and are generally subject to a 10 to 90 day notice period. One Portfolio Fund in this strategy, representing 5.41% of net assets, allows for semi-annual redemptions. One Portfolio Fund in this strategy, representing 0.16% of net assets, has suspended redemptions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

b. Offering Costs

Offering costs of $62,439, which represent deferred costs, are presented as an expense in the accompanying Statement of Operations. Initial offering costs were amortized over a period of twelve months beginning November 1, 2011.

c. Investment Income

Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

d. Gains and Losses

Realized gains and losses are calculated on a specific identification method.

e. Fund Expenses

The Fund bears all expenses incurred in the business of the Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; and expenses of meetings of the Board. The Fund also bears the management fee paid to the Investment Adviser. The Fund also bears the service fee and distribution fee paid to Lazard Asset Management Securities LLC (“LAM Securities”). Expenses are recorded on the accrual basis.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

f. Dividends and Distributions

The amount of any dividends the Fund pays will vary over time, depending on market conditions, the composition of the Fund’s investment portfolio, the Fund’s expenses, any distributions made to the Fund by Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund may realize capital gains on the redemption or sale of its interests in Portfolio Funds. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Dividends and distributions are generally taxable to shareholders.

g. Income Taxes

The Fund is classified as an association taxable as a corporation for federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M under the Code. The Fund also intends to distribute substantially all of its investment company taxable income and net capital gains. Therefore, no provision for the payment of federal, state or local taxes has been made. The Fund may be subject to withholding taxes on certain dividends. The Fund’s tax returns will remain open for examination by tax authorities for a period of three years from when they are filed. The Fund is subject to examination by U.S. federal tax authorities and various state tax authorities. The Fund’s tax year-end is October 31. The tax year ended October 31, 2012 is currently subject to examination.

The Fund follows the authoritative guidance for uncertainty in income taxes included in the FASB ASC 740, Income Taxes. This guidance requires the Fund to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit or expense to be recognized is measured as the largest amount of benefit or expense that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Fund recording a tax liability that would reduce net assets or alternatively generate an asset which would increase net assets.

The Fund reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Fund has determined the major tax jurisdictions where the Fund is organized and where the Fund makes investments; however, no reserves for uncertain tax positions were

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

g. Income Taxes (continued)

required for any of the Fund’s open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Fund recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the year ended March 31, 2013, no such amounts were recognized.

U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. At October 31, 2012, as a result of permanent book to tax differences primarily due to the sale of passive foreign investment securities, the Fund made permanent reclassifications which decreased accumulated net investment loss by $394,356 and increased accumulated net realized loss by the same amount. Net assets and net asset value per share were not affected by these reclassifications.

At March 31, 2013, federal tax cost of Portfolio Funds and unrealized appreciation/(depreciation) were as follows:

Gross unrealized appreciation	$2,670,541
Gross unrealized depreciation	(1,366,854)
Net unrealized appreciation/(depreciation)	$1,303,687

Tax cost of Portfolio Funds	$47,550,028

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any. At October 31, 2012, the Fund had $531,460 of short-term capital losses which can be carried forward for an unlimited period.

At October 31, 2012, the components of accumulated earnings on a tax basis were undistributed ordinary income of $2,243,935, accumulated capital losses of $531,460 and unrealized depreciation losses of $978,192.

The tax character of distributions paid to shareholders at December 31, 2012 was comprised of an ordinary dividend of $2,243,935.

h. Cash

At March 31, 2013, $3,502,519 was held in a non-interest bearing account at The Bank of New York Mellon.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

i. Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from these estimates.

3.	Advisory Fee, Related Party and Other Transactions

In addition to managing the Fund’s assets and selecting Portfolio Funds and Portfolio Managers, Lazard Alternatives provides certain management, administration and other services to the Fund, including support services to the Fund, monitoring relations and communications between investors and the Fund, maintaining and preserving certain records of the Fund, assisting in the preparation of, and reviewing and approving filings with state and federal regulators, monitoring compliance with regulatory requirements, and reviewing and arranging for payment of the Fund’s expenses. In consideration for such services, the Fund pays Lazard Alternatives a quarterly advisory fee of 0.375%, computed monthly at the rate of 0.125% (1.50% on an annualized basis) of the Fund’s net assets.

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Investment Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary expenses of the Fund to 2.30% per annum of the Fund’s average monthly net assets. As of March 31, 2013, the Fund has recorded a receivable from the Investment Adviser relating to such expense limitation in the amount of $58,042.

The Fund pays LAM Securities an ongoing quarterly distribution fee, computed monthly, of 0.0125% (0.05% on an annualized basis) of the net assets of the Fund, as compensation for the sale and marketing of the Fund’s shares. The Fund also pays LAM Securities an ongoing quarterly service fee of 0.0625%, computed monthly (0.25% on an annualized basis).

Each member of the Board (“Trustee”) who is not an “interested person” (as defined by the 1940 Act) of the Fund (“Independent Trustees”) receives an annual retainer of $6,000 plus a fee for each meeting attended. As of March 31, 2013, one Trustee is an “interested person” of the Fund. All Independent Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

At March 31, 2013, the Investment Adviser held 165,833.996 shares in the Fund with a total value of $16,784,658, which is equal to approximately 34% of the net assets of the Fund.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

4.	Securities Transactions

Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2013 amounted to $33,385,000 and $12,126,633, respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Portfolio Funds. The allocated taxable income is reported to the Fund by the Portfolio Funds.

Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Fund to redeem from such Portfolio Funds. As of March 31, 2013, certain Portfolio Funds with a fair value of $8,180,703 (16.75% of total investments in Portfolio Funds) had investor level gate provisions or suspended redemptions. As of March 31, 2013, a Portfolio Fund, with a fair value of $2,693,933 (5.51% of total investments in Portfolio Funds), only allows semi-annual redemptions.

5.	Offering of Fund Shares; Quarterly Repurchase Offers

Shares may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Shares (defined below) more or less frequently as determined by the Board. Shares are offered at their net asset value per Share, and each Share subscribed for represents a capital contribution to the Fund in that amount. Generally, the minimum initial investment in Shares by an investor is $25,000 and subsequent investments must be at least $10,000. However, various third parties who distribute Shares or otherwise invest in Shares on behalf of their clients may impose higher minimum investment amounts.

The Investment Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders on a quarterly basis as of March 31st, June 30th, September 30th, and December 31st of each year.

6.	Portfolio Funds

The following is a summary of the investment objectives and liquidity provisions of the Portfolio Funds that exceed 5% of the Fund’s net assets at March 31, 2013, as stated in such Portfolio Fund’s offering documents.

The investment objective of Chenavari Multi Strategy Credit Fund Limited is to seek to return superior risk adjusted returns to investors through opportunistic investments in the credit markets, in a range of credit instruments including primarily (but not limited to) credit default swaps, bonds and credit-linked notes. Chenavari Multi Strategy Credit Fund Limited allows monthly redemptions upon 30 days notice.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

6.	Portfolio Funds (continued)

Discovery Global Focus Fund, Ltd. seeks high total returns through investment positions in equity, debt, derivatives and currencies across global markets, with emphasis on emerging market investments. Discovery Global Focus Fund, Ltd. allows semi-annual redemptions, upon 90 days notice.

Lakewood Capital Offshore Fund, Ltd. seeks to generate attractive long-term rates of return with a strict emphasis on capital preservation through long and short investments in all parts of the capital structure and across a broad range of industries and geographies. Lakewood Capital Offshore Fund, Ltd. allows quarterly redemptions upon 60 days notice.

The investment objective of Numen Credit Opportunities Fund Inc. is to generate absolute total rates of return through a variety of risk/reward strategies generally in the credit market regardless of economic and market conditions including the level of defaults experienced in the credit market and the general direction of interest rates. Numen Credit Opportunities Fund Inc. allows monthly redemptions upon 120 days notice.

Permian Fund, Ltd. seeks to achieve absolute returns across market cycles through the implementation of a Western European-focus, value-oriented and event-driven long/short strategy. Permian Fund, Ltd. allows quarterly redemptions upon 60 days notice.

The Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportionate share of any investment held by a Portfolio Fund exceeds 5% of the net assets of the Fund as of March 31, 2013.

7.	Share Capital

The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value (“Shares”). All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Transactions for the year ended March 31, 2013 were as follows:

Number of shares issued	304,539.090
Number of shares reinvested	20,655.138
Number of shares redeemed	(106,263.726)
Net increase in shares outstanding	218,930.502
Shares outstanding, beginning of year	272,566.274
Shares outstanding, end of year	491,496.776

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (continued)

8.	Risk Factors

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Fund maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

To satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Fund’s and its shareholders’ interests.

Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called “side pockets”, sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide. Were the Fund to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund fully liquidates its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund will fluctuate.

9.	Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Fund’s experience, the risk of loss from such claims is considered remote.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2013 (concluded)

10.	Financial Highlights Information

	For the Year Ended March 31, 2013	For the Period from November 1, 2011 (Commencement of Operations) to March 31, 2012

Per Share Operating Performance:
Net asset value at beginning of year/period	$101.62	$100.00
Income (loss) from investment operations:
Net investment loss (a)	(2.33)	(0.95)
Net realized and unrealized gain from investments	7.03	2.57
Total from investment operations	4.70	1.62
Less distributions from:
Net investment income	(5.11)	—
Net asset value at end of year/period	$101.21	$101.62

Ratios and Supplemental Data:
Total return	4.74%	1.62	% (b)

Portfolio turnover rate	32.50%	9.44	% (b)

Ratios to Average Net Assets:
Net investment loss	(2.30%)	(2.30	%)(c)

Expenses, before expense reimbursement	3.10%	5.33	% (c)
Expense reimbursement	(0.80%)	(3.03	%)(c)
Net expenses, after expense reimbursement	2.30%	2.30	% (c)

(a)	Based upon average shares outstanding.
(b)	Not annualized.
(c)	Annualized, except for organizational and offering costs.

11.	Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than additional capital contributions of $3,365,000 that were recorded through May 30, 2013, of which $1,005,000 is included as subscriptions received in advance on the Statement of Assets, Liabilities and Net Assets.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Board of Trustees and Officers (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Trustees:

Kenneth S. Davidson (68)	Trustee

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and advisor, Senior Adviser (July 2012 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Trustee

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President
(1990 – 2006)

Leon M. Pollack (72)	Trustee	Private Investor

Richard Reiss, Jr. (69)	Trustee	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (65)	Trustee	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Trustees(3):

John R. Reinsberg (56)	Trustee	Deputy Chairman of LAM

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Board of Trustees and Officers (unaudited) (concluded)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Officers who are not Trustees:

Jagatnarine Churaman (40)	Chief Financial Officer	Director (since March 2009, previously Senior Vice President and Vice President) of LAM

Nathan A. Paul (40)	Vice President and Secretary	Managing Director and General Counsel of LAM

Brian D. Simon (51)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of LAM and Chief Compliance Officer (since January 2009) of LAM and the Fund

(1)	The address of each Trustee and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Trustee and Officer was elected in August 2011. Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies managed by LAM (collectively, the “Lazard Funds,” in total comprised of 28 active investment portfolios) as well as Lazard Alternative Strategies Fund, LLC, a closed-end registered management investment company, managed by the Investment Manager. Each Trustee serves an indefinite term, until his or her successor is elected.

Messrs. Simon and Paul also serve in the same respective capacities for the Lazard Funds. Each officer serves for an indefinite term, until his successor is elected and qualifies or until his earlier resignation or removal.
(3)	Mr. Reinsberg is considered an “interested person” (as defined in the 1940 Act) of the Fund by virtue of his affiliation with the Investment Manager.